                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-02224
                                   ---------------------------------------------

                           MML Series Investment Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1295 State Street, Springfield, MA           01111
--------------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip code)

                    Frederick C. Castellani
                    1295 State Street, Springfield, MA 01111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 413-788-8411
                                                    -------------

Date of fiscal year end:   12/31/2003
                         ------------
Date of reporting period:  12/31/2003
                          -----------

ITEM 1 REPORTS TO STOCKHOLDERS.

       (Annual Report for the period 1/1/03 through 12/31/03 is filed herewith)

MML SERIES INVESTMENT FUND

ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2003

[GRAPHIC]

MML MONEY MARKET FUND
MML MANAGED BOND FUND
MML BLEND FUND
MML EQUITY FUND


[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

YOU CAN'T PREDICT. YOU CAN PREPARE(R).

INVEST
INSURE
RETIRE

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                                      1

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2003                                11
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003                               12
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2003 AND
FOR THE YEAR ENDED DECEMBER 31, 2002                                                       13
    MML Money Market Fund
    MML Managed Bond Fund
    MML Blend Fund
    MML Equity Fund

FINANCIAL HIGHLIGHTS
    MML Money Market Fund                                                                  14
    MML Managed Bond Fund                                                                  15
    MML Blend Fund                                                                         16
    MML Equity Fund                                                                        17

PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2003
    MML Money Market Fund                                                                  18
    MML Managed Bond Fund                                                                  19
    MML Blend Fund                                                                         25
    MML Equity Fund                                                                        34

NOTES TO FINANCIAL STATEMENTS                                                              40

INDEPENDENT AUDITORS' REPORT                                                               48

DIRECTORS AND OFFICERS (UNAUDITED)                                                         49

FEDERAL TAX INFORMATION (UNAUDITED)                                                        52

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                               December 31, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

FREDERICK C. CASTELLANI

"THE RENEWED STRENGTH IN ECONOMIC GROWTH AND THE RALLY IN THE EQUITY MARKETS DURING 2003 HIGHLIGHT WHY WE BELIEVE IT IS IMPORTANT FOR PARTICIPANTS TO STAY THE COURSE - AS WELL AS MAINTAIN A PROPERLY DIVERSIFIED PORTFOLIO. WE BELIEVE THIS IS THE BEST STRATEGY WHEN TRYING TO ACHIEVE LONG-TERM RETIREMENT GOALS."


2003: A YEAR OF MANY HAPPY RETURNS

Good times returned in 2003 for many equity investors. The stock market indexes and most equity funds generated returns in excess of 25%, with more aggressive strategies doubling that advance. The bond market lagged with single-digit returns in the plain vanilla, high quality corporate and government agency categories, but compelling gains of over 25% also were found in the high yield and foreign bond markets.

Only a year ago, investors were faced with three straight years of stock market losses - with grave concerns about a possible fourth "down" year. Their pessimism was not without merit: the economy was sluggish, unemployment was rising and war was on the horizon. Fortunately, the fundamentals improved as the year progressed, leading to increased optimism and strong performance.

Stronger-than-expected economic growth and improving corporate profitability fueled the equity markets. U.S. Gross Domestic Product, a broad measure of economic activity, grew by an 8.2% annualized rate in the third quarter, the strongest advance in nearly 20 years. Providing the foundation were strong corporate earnings reports, evidence of recovery in business investment, continued strength in consumer spending, the Federal Reserve (Fed) policy of maintaining low interest rates, tax reductions, increased government spending and positive strides in the war on terror.

AGGRESSIVE STOCKS PREVAILED

As in a typical market rally, during the third and fourth quarters, the more aggressive categories led the way, with small-cap outperforming large-cap, international leading domestic, growth leading value, and high yield leading Treasuries. The technology-heavy NASDAQ led the major stock indexes, with the Russell 2000 small-cap index close behind, followed by the MSCI EAFE international equity benchmark. Bringing up the rear were the Dow Jones Industrial Average and the S&P 500(R) Index - but both still turned in impressive double-digit returns for the six-month period.

BOND RETURNS LAGGED

Over the six months ending December 31, 2003, bonds trailed stocks by a wide margin. In the third quarter, the bond market's woes were punctuated by a brutal July, when the Lehman Brothers Aggregate Bond Index had its worst monthly decline in over 20 years. This left many investors who had flocked to the "safety" of the bond market - leaving stocks behind - rudely surprised. (This turn of events also underscores why we continuously caution investors not to use the recent past performance of any asset category as the primary reason for investing.) The fourth quarter was not much better for bond investors, as the Lehman Brothers Aggregate Bond Index advanced a paltry 0.32%.

                                                                     (Continued)

THE 2004 OUTLOOK - TEMPERED OPTIMISM

The broad-based stock market rally in 2003 was supported by several factors that continue to provide favorable indicators for 2004, including:
-   A U.S. economy that seems to be in the early stages of expansion
-   Interest rates which are at a 45-year low
- Low inflation, which should allow the Fed to maintain current interest rate policy
-   Reduced taxes
-   Improving corporate profitability and earnings growth

Conversely, it is unlikely that the market will be as strong or as broad based in 2004 as it was last year, due to several factors:
-   High unemployment
-   Interest rates that are more likely to rise than decline
-   High debt ratios for consumers and government
- Easier comparisons for corporate profit growth (the low or negative profit numbers companies posted in 2001/2002) are now behind us.

In closing, as the euphoria of 2003's investment performance abates, pressure will be on the economy and stock prices to sustain the rally. Emphasis will likely be on inflation and interest rates, earnings growth and employment. While last year's gains in the market are encouraging and give stock investors a reason to smile, we continue to urge all investors to maintain focus on long-term investment objectives. This should include maintaining a diversified portfolio in an effort to better weather the stock market's inevitable ups and downs.


/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT

MML MONEY MARKET FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve high current
OBJECTIVE OF THE MML     income, preserve capital and liquidity by investing in:
MONEY MARKET FUND?       -  a diversified portfolio of money market instruments;
                            and
                         -  high quality debt instruments with remaining
                            maturity not to exceed 397 days.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares had a return of 0.62%, equaling the 0.62% return
                         of the Lipper Taxable Money Market Fund Index.

WHAT WAS THE INVESTMENT  The third quarter was characterized by positive
BACKGROUND DURING THE    economic surprises, with many companies announcing
PERIOD?                  better-than-expected results. While stocks continued
                         their positive performance through July, the central bank rate cut in late June saw the main bond indexes post negative returns in July. On a more positive note, Gross Domestic Product was revised upward for the second quarter to an annual rate of 3.3%. This positive economic and business momentum continued during the closing quarter of the year, as investors became increasingly confident.

                         Another positive development has been the increase in hiring within the temporary sector of the job market - often viewed as a precursor to an improvement in the permanent job sector. Conversely, non-farm payrolls, which posted seven straight months of declines through August, showed only a modest increase in September, making this a "jobless recovery." Also a positive for the markets, the monetary stimulus that the Federal Reserve (Fed) initiated in 2002 remained in place, with interest rates left unchanged. It is widely believed that the Fed has room to keep rates at current levels well into 2004. Finally, the unemployment rate, which was one of the last economic indicators to turn positive during 2003, continued to decline, albeit slowly. With reduced inventories and increasing demand now coming through, we expect this trend to continue in 2004.

HOW IS THE FUND          Since there was little short-end commercial paper
INVESTED?                issuance in 2003, we held almost 50% of the portfolio
                         in Treasuries at year-end. We have also been reducing our exposure to agency discount notes issued by Freddie
                         Mac and Fannie Mae, in the wake of accounting scandals associated with those quasi-government agencies.

WHAT IS YOUR OUTLOOK?    We believe that money market returns will remain
                         subdued in the coming months.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                              FIVE YEAR           TEN YEAR
                           ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/03 - 12/31/03   1/1/99 - 12/31/03   1/1/94 - 12/31/03
MML Money
Market Fund                  0.62%               3.26%               4.10%
--------------------------------------------------------------------------------
Lipper Taxable Money
Market Fund Index            0.62%               3.23%               4.06%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                      MML MONEY MARKET FUND   LIPPER TAXABLE MONEY MARKET FUND INDEX
1/1/94                           $   10,000                              $   10,000
 12/94                           $   10,384                              $   10,373
 12/95                           $   10,964                              $   10,947
 12/96                           $   11,513                              $   11,495
 12/97                           $   12,109                              $   12,087
 12/98                           $   12,733                              $   12,704
 12/99                           $   13,342                              $   13,306
 12/00                           $   14,147                              $   14,097
 12/01                           $   14,665                              $   14,634
 12/02                           $   14,854                              $   14,803
 12/03                           $   14,947                              $   14,895

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER TAXABLE MONEY MARKET FUND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

AN INVESTMENT IN THE MML MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND

MML MANAGED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to achieve as high a total
OBJECTIVE OF THE MML     rate of return on an annual basis as is considered
MANAGED BOND FUND?       consistent with the preservation of capital by
                         investing primarily in a diversified portfolio of investment-grade, fixed-income securities.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 5.59%, outperforming the 4.11% return
                         of the Lehman Brothers Aggregate Bond Index, an index of fixed-income securities primarily from the Treasury, mortgage-backed, and corporate asset classes.

WHAT WAS THE INVESTMENT  The third quarter was characterized by positive
BACKGROUND DURING THE    economic surprises, with many companies announcing
PERIOD?                  better-than-expected results. Gross Domestic Product
                         was revised upward for the second quarter to an annual rate of 3.3%. This positive economic and business momentum continued during the fourth quarter, as investors became increasingly confident. Another positive development was the increase in hiring within the temporary sector of the job market - often viewed as a precursor to an improvement in the permanent job sector. Conversely, non-farm payrolls, which posted seven straight months of declines through August, showed only a modest increase in September, making this a "jobless recovery." The positive economic and business momentum seen in the third quarter continued during the closing quarter of 2003. Investors' increased confidence was unabated through year-end.

HOW DID YOU RESPOND TO   During the beginning of the third quarter, we were
THESE EVENTS?            buyers of higher coupon mortgages, as they became
                         attractive when they fell out of favor in the market.
                         As the quarter progressed and interest rate volatility continued, these mortgages came back into favor and we cashed in our gains, reducing our exposure to a near market weight by quarter-end. We continued this strategy into the fourth quarter, when mortgages continued to perform well, and we sold on this strength. As a result, at year-end we held an underweight position in mortgages (23.3%) versus the benchmark (35.8%).

HOW IS THE FUND          Besides mortgages, we are also underweight in
INVESTED?                Treasuries, on the belief that there are better
                         opportunities for yield. On the other hand, we hold overweight positions in both corporate bonds and BBB rated bonds, which are at the lowest end of the investment-grade spectrum.

WHAT IS YOUR OUTLOOK?    Looking forward, we expect a continuation of the
                         improving outlook. We expect the Federal Reserve to remain on the sidelines as far as interest rates are concerned, at least through the first half of 2004.

                         We will continue to look for opportunities in corporate bonds, which should perform well in an improving economy. While the strong spread tightening that we witnessed throughout 2003 is unlikely to be repeated in 2004, we believe there are still selective opportunities in corporates.

[CHART]

                       DURATION DIVERSIFICATION (12/31/03)
                              MML MANAGED BOND FUND
                           AVERAGE DURATION=4.59 YEARS

LESS THAN 1 Year          12.6%
1-3 Years                 31.6%
3-5 Years                 20.0%
5-10 Years                23.1%
10-20 Years               12.7%

                          QUALITY STRUCTURE (12/31/03)
                              MML MANAGED BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA       47.1%
Aa/AA                                            3.6%
A                                               17.0%
Baa/BBB                                         30.0%
Ba/BB                                            1.5%
B                                                0.8%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Managed
Bond Fund and the Lehman Brothers
Aggregate Bond Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                               FIVE YEAR           TEN YEAR
                           ONE YEAR         AVERAGE ANNUAL      AVERAGE ANNUAL
                       1/1/03 - 12/31/03   1/1/99 - 12/31/03   1/1/94 - 12/31/03
MML Managed
Bond Fund                    5.59%               6.15%               6.61%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index         4.11%               6.62%               6.95%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                   MML MANAGED BOND FUND    LEHMAN BROTHERS AGGREGATE BOND INDEX
1/1/94                        $   10,000                              $   10,000
 12/94                        $    9,624                              $    9,708
 12/95                        $   11,465                              $   11,502
 12/96                        $   11,838                              $   11,919
 12/97                        $   13,012                              $   13,070
 12/98                        $   14,070                              $   14,206
 12/99                        $   13,813                              $   14,089
 12/00                        $   15,359                              $   15,728
 12/01                        $   16,570                              $   17,056
 12/02                        $   17,963                              $   18,805
 12/03                        $   18,967                              $   19,576

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML BLEND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT The objective of the Fund is to achieve as high a level OBJECTIVE OF THE MML of total rate of return over an extended period of time
BLEND FUND?              as is consistent with prudent investment risk and the
                         preservation of capital - by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 18.71%, lagging the 19.94% return of
                         the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios.

WHAT WAS THE INVESTMENT  The equity market rally that began in March 2003
BACKGROUND DURING THE    continued in the third quarter, fueled by positive
PERIOD?                  corporate earnings reports and largely favorable
                         economic indicators. As has been the case for much of 2003, the third quarter saw investors continuing to embrace market risk, small-cap stocks and growth investing. This resulted in an environment in which small caps continued to outperform large caps by a wide margin and economically sensitive sectors outpaced sectors associated with low risk in almost all equity market indexes. This trend continued into the fourth quarter. For the full year, small-cap stocks led the U.S. equity market, outperforming large caps by approximately 20%. During 2003, investments in higher-risk stocks with exposure to the economic cycle generated the highest returns in all investment styles, most notably in the small-cap space.

WHAT ASSET ALLOCATION    In the beginning of the fourth quarter, we moved to an
DECISIONS WERE MADE?     overweight position in equities, where we remained at
                         year-end. This position added value, as equity markets continued to advance. For the full year, our asset allocation moves were highly favorable.

HOW DID THE FUND'S       The Fund's stock portfolios kept pace with their
STOCK SELECTION MODEL    respective benchmarks, the Russell 1000 Index and S&P
OPERATE DURING THE       500 Index, during the third quarter, but failed to add
PERIOD?                  value above index returns. This resulted from the
                         persistent market trend of favoring high-risk stocks - characterized by generally volatile earnings, poor balance sheets, low stock prices and high debt levels - over quality companies. Repeating this trend in the fourth quarter, the stock portfolios once again failed to generate value, as the key to outperformance was still to employ an investment strategy that favored increased exposure to economic growth factors and higher-risk, low priced issues.

HOW DID THE BOND         The Fund's bond portfolio for full-year 2003 remained
PORTFOLIO PERFORM?       strong relative to the Lehman Brothers Aggregate Bond
                         Index. During the beginning of the third quarter, we were buyers of higher coupon mortgages, as they became attractive when they fell out of favor in the market.
                         As the quarter progressed and interest rate volatility continued, these mortgages came back into favor and we cashed in our gains, reducing our exposure to a near market weight by quarter-end. Corporate bond spreads continued to tighten over the quarter, but still offer improved yields versus Treasuries. Our overweight position in corporate bonds added significant value throughout much of the year. We will continue to look for opportunities in corporate bonds, which we expect to perform well in an improving economy. While the strong spread tightening realized throughout 2003 is unlikely to be repeated in 2004, we believe there still will be selective opportunities to add value from this sector.

WHAT IS YOUR OUTLOOK?    Financial markets currently have tremendous momentum
                         and, until they are impacted by another force, such as rising bond yields, will likely remain on their current path. In 2004, interest rates could be the big story.
                         If they do not go up much, 2004 could be a big "up" year for financial markets. If they rise sharply, the opposite could be true.

[CHART]

                                 MML BLEND FUND
                                ASSET ALLOCATION
                         (% OF INVESTMENTS) ON 12/31/03

Common Stocks                61.2%
Bonds                        26.7%
Short-term Issues            12.1%

                                 MML BLEND FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                          General Electric Co.
                          Microsoft Corp.
                          Citigroup, Inc.
                          Intel Corp.
                          Pfizer, Inc.
                          Exxon Mobil Corp.
                          Wal-Mart Stores, Inc.
                          Cisco Systems, Inc.
                          International Business Machines Corp.
                          Bank of America Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                             FIVE YEAR             TEN YEAR
                          ONE YEAR         AVERAGE ANNUAL       AVERAGE ANNUAL
                      1/1/03 - 12/31/03   1/1/99 - 12/31/03   1/1/94 - 12/31/03
MML Blend Fund              18.71%              -0.45%                6.81%
-------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index         4.11%               6.62%               6.95%
Lipper Balanced
Fund Index                  19.94%               2.95%               8.20%
S&P 500 Index               28.67%              -0.57%              11.06%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                                 LEHMAN BROTHERS  LIPPER BALANCED
            MML BLEND FUND  AGGREGATE BOND INDEX       FUND INDEX   S&P 500 INDEX
1/1/94          $   10,000            $   10,000       $   10,000     $   10,000
 12/94          $   10,248            $    9,708       $    9,751     $   10,132
 12/95          $   12,633            $   11,502       $   12,149     $   13,934
 12/96          $   14,395            $   11,919       $   13,728     $   17,132
 12/97          $   17,403            $   13,070       $   16,480     $   22,845
 12/98          $   19,763            $   14,206       $   19,013     $   29,373
 12/99          $   19,518            $   14,089       $   20,720     $   35,553
 12/00          $   19,522            $   15,728       $   21,215     $   32,319
 12/01          $   18,400            $   17,056       $   20,529     $   28,481
 12/02          $   16,279            $   18,805       $   18,335     $   22,189
 12/03          $   19,324            $   19,576       $   21,990     $   28,550

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT   The objective of the Fund is to provide a superior
OBJECTIVE OF THE MML     total rate of return over an extended period of time
EQUITY FUND?             from both capital appreciation and current income. The
                         Fund seeks to achieve this objective by investing in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalizations exceeding $2 billion), using a value-oriented investment strategy.

HOW DID THE FUND         For the 12 months ending December 31, 2003, the Fund's
PERFORM DURING 2003?     shares returned 27.49%, lagging both the 28.67% return
                         of the Standard & Poor's 500 Index and the 30.03% return of the Russell 1000 Value Index.

                         The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT WAS THE INVESTMENT  The U.S. stock market rallied during the third quarter
BACKGROUND DURING THE    on increased optimism about the outlook for the economy
PERIOD?                  and corporate earnings. Following a trend established
                         earlier in the year, investors continued to embrace market risk, small stocks and growth investing. Both the market surge and the aforementioned investor sentiment continued into the fourth quarter. For the full year, small-cap stocks outperformed their large-cap counterparts by approximately 20%. Although exposure to equities during the year added value irrespective of asset class or style segmentation, investments in high-risk stocks with exposure to the economic cycle generated the highest returns in all investment styles, most notably the small-cap space.

WHAT FACTORS             Contributing to performance in the third quarter was
CONTRIBUTED TO THE       favorable stock selection in the technology, consumer
FUND'S PERFORMANCE?      discretionary and consumer staples sectors. Detractors
                         came from various sectors, including financial services, health care and producer durables. In the fourth quarter, results were driven by weak stock selection in the technology, financial services and utilities sectors. Consumer discretionary stocks lagged the market due to disappointing holiday sales.
                         Conversely, energy companies advanced - with their prices moving in the same direction as the price of oil.

                         The stocks that suffered the most during the bear market, such as technology issues, rebounded strongly in 2003. Additionally, economically sensitive sectors, including producer durables and materials & processing, once denounced as "old economy," had a very strong run. Meanwhile, sectors generally characterized as defensive, such as utilities, consumer staples and health care, trailed for the year.

WHAT IS YOUR OUTLOOK?    The equity market currently has tremendous momentum and
                         until it is impacted by another force, such as rising bond yields, it will likely remain on its current path.
                         However, it should be noted that this is currently the consensus forecast, and therefore it is likely already priced into the market. In 2004, interest rates could be the big story. If they do not go up much, 2004 could be a big up year for equities. If they rise sharply, the opposite could be true.

                                 MML EQUITY FUND
                        LARGEST STOCK HOLDINGS (12/31/03)

                         Citigroup, Inc.
                         Exxon Mobil Corp.
                         American International Group, Inc.
                         Weyerhaeuser Co.
                         Rockwell Collins, Inc.
                         Wells Fargo & Co.
                         PPG Industries, Inc.
                         Pfizer, Inc.
                         McDonald's Corp.
                         Verizon Communications, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                             FIVE YEAR             TEN YEAR
                         ONE YEAR          AVERAGE ANNUAL       AVERAGE ANNUAL
                     1/1/03 - 12/31/03    1/1/99 - 12/31/03    1/1/94 - 12/31/03
MML Equity Fund           27.49%               -2.85%                7.82%
--------------------------------------------------------------------------------
S&P 500 Index             28.67%               -0.57%               11.06%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                                              MML EQUITY FUND     S&P 500 INDEX
1/1/94                                             $   10,000        $   10,000
 12/94                                             $   10,410        $   10,132
 12/95                                             $   13,651        $   13,934
 12/96                                             $   16,416        $   17,132
 12/97                                             $   21,109        $   22,845
 12/98                                             $   24,528        $   29,373
 12/99                                             $   23,591        $   35,553
 12/00                                             $   24,265        $   32,319
 12/01                                             $   20,694        $   28,481
 12/02                                             $   16,648        $   22,189
 12/03                                             $   21,224        $   28,550

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML SERIES INVESTMENT FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                    MML              MML
                                                                   MONEY           MANAGED             MML               MML
                                                                   MARKET            BOND             BLEND             EQUITY
                                                                    FUND             FUND              FUND              FUND
                                                               --------------   ---------------   ---------------   ---------------
ASSETS:
      Investments, at value (cost $0, $346,753,904,
        $823,164,324, and $1,096,062,270, respectively)
        (NOTE 2)                                               $            -   $   358,524,909   $ 1,000,520,102   $ 1,323,353,772
      Short-term investments, at amortized cost (NOTE 2)          141,915,296        39,599,262       137,506,616        49,561,963
                                                               --------------   ---------------   ---------------   ---------------
         Total Investments (including securities on loan
          with market values of $0, $22,424,305,
          $54,726,325, and $47,801,340, respectively)             141,915,296       398,124,171     1,138,026,718     1,372,915,735
                                                               --------------   ---------------   ---------------   ---------------
      Cash                                                              2,483            34,849            48,783        16,078,549
      Receivables from:
         Investments sold                                                   -                 -                 -                 -
         Fund shares sold                                             409,647           236,234            65,492           110,049
         Interest and dividends                                             -         3,972,976         4,264,188         2,010,182
         Settlement of investments purchased on a
          commitment basis (NOTE 2)                                         -             6,094             6,094                 -
                                                               --------------   ---------------   ---------------   ---------------
             Total assets                                         142,327,426       402,374,324     1,142,411,275     1,391,114,515
                                                               --------------   ---------------   ---------------   ---------------
LIABILITIES:
      Payables for:
         Investments purchased                                              -                 -                 -         2,092,006
         Dividends (NOTE 2)                                            57,156                 -                 -                 -
         Fund shares repurchased                                      548,938           172,271           234,598           438,501
         Securities on loan (NOTE 2)                                        -        23,017,763        56,533,709        49,561,963
         Directors' fees and expenses (NOTE 3)                         13,309            25,010            77,219            85,316
         Affiliates (NOTE 3):
             Investment management fees                                62,803           155,040           379,171           451,598
      Accrued expenses and other liabilities                           23,709            13,328            44,156            47,053
                                                               --------------   ---------------   ---------------   ---------------
             Total liabilities                                        705,915        23,383,412        57,268,853        52,676,437
                                                               --------------   ---------------   ---------------   ---------------
      NET ASSETS                                               $  141,621,511   $   378,990,912   $ 1,085,142,422   $ 1,338,438,078
                                                               ==============   ===============   ===============   ===============
NET ASSETS CONSIST OF:
      Paid-in capital                                          $  141,798,366   $   372,310,749   $ 1,218,714,776   $ 1,401,283,864
      Undistributed net investment income
        (distributions in excess of net investment income)             23,871        (1,094,753)         (335,246)          (69,461)
      Accumulated net realized loss on investments
        and forward commitments                                      (200,726)       (4,002,183)     (310,598,980)     (290,067,827)
      Net unrealized appreciation on investments and
        forward commitments                                                 -        11,777,099       177,361,872       227,291,502
                                                               --------------   ---------------   ---------------   ---------------
                                                               $  141,621,511   $   378,990,912   $ 1,085,142,422   $ 1,338,438,078
                                                               ==============   ===============   ===============   ===============
      Shares outstanding:                                         141,771,962        30,291,683        74,024,390        64,274,154
                                                               ==============   ===============   ===============   ===============
      Net asset value, offering price and redemption
        price per share:                                       $         1.00   $         12.51   $         14.66   $         20.82
                                                               ==============   ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                  MML            MML
                                                                 MONEY          MANAGED            MML             MML
                                                                 MARKET          BOND             BLEND           EQUITY
                                                                  FUND           FUND             FUND             FUND
                                                             -------------   -------------    -------------    -------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $0, $0, $0,
        and $283,630, respectively)                          $           -   $      65,625    $  11,731,920    $  25,877,396
      Interest (including securities lending income of $0,
        $28,418, $53,537, and $81,901, respectively)             1,917,884      19,986,817       18,021,501          131,543
                                                             -------------   -------------    -------------    -------------
             Total investment income                             1,917,884      20,052,442       29,753,421       26,008,939
                                                             -------------   -------------    -------------    -------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                          800,238       1,798,127        4,093,119        4,625,623
      Custody fees                                                  16,100               -          129,564          129,510
      Trustee reporting                                             13,446               -           13,446           13,446
      Audit and legal fees                                          23,709          18,281           44,149           47,683
      Shareholder reporting fees                                     1,442               -           10,325           11,723
      Directors' fees (NOTE 3)                                      11,167          26,610           68,950           74,990
                                                             -------------   -------------    -------------    -------------
             Total expenses                                        866,102       1,843,018        4,359,553        4,902,975
                                                             -------------   -------------    -------------    -------------
             NET INVESTMENT INCOME                               1,051,782      18,209,424       25,393,868       21,105,964
                                                             -------------   -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
        Investment transactions and forward commitments              6,912       4,113,006       (8,103,350)     (81,586,348)
        Closed futures contracts                                         -               -          778,066                -
                                                             -------------   -------------    -------------    -------------
             Net realized gain (loss)                                6,912       4,113,006       (7,325,284)     (81,586,348)
                                                             -------------   -------------    -------------    -------------
      Net change in unrealized appreciation
        (depreciation) on investments and
        forward commitments                                              -        (790,234)     160,549,385      355,529,848
                                                             -------------   -------------    -------------    -------------
             NET REALIZED AND UNREALIZED GAIN                        6,912       3,322,772      153,224,101      273,943,500
                                                             -------------   -------------    -------------    -------------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                      $   1,058,694   $  21,532,196    $ 178,617,969    $ 295,049,464
                                                             =============   =============    =============    =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED DECEMBER 31, 2003
                                         ------------------------------------------------------------------------
                                               MML                MML
                                              MONEY             MANAGED              MML               MML
                                              MARKET              BOND              BLEND             EQUITY
                                              FUND                FUND               FUND              FUND
                                         ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income              $     1,051,782    $    18,209,424    $    25,393,868    $    21,105,964
      Net realized gain (loss) on
        investment transactions
        and forward commitments                    6,912          4,113,006         (7,325,284)       (81,586,348)
      Net change in unrealized
        appreciation (depreciation)
        on investments and
        forward commitments                            -           (790,234)       160,549,385        355,529,848
                                         ---------------    ---------------    ---------------    ---------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING
            FROM OPERATIONS                    1,058,694         21,532,196        178,617,969        295,049,464
                                         ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income              (1,051,782)       (20,809,869)       (27,002,708)       (21,136,767)
      From net realized gains                          -                  -                  -                  -
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                     (50,637,354)        (7,958,705)      (114,913,552)       (90,714,246)
                                         ---------------    ---------------    ---------------    ---------------
      TOTAL INCREASE (DECREASE)
        IN NET ASSETS                        (50,630,442)        (7,236,378)        36,701,709        183,198,451
                                         ---------------    ---------------    ---------------    ---------------
NET ASSETS:
      Beginning of year                      192,251,953        386,227,290      1,048,440,713      1,155,239,627
                                         ---------------    ---------------    ---------------    ---------------
      End of year                        $   141,621,511    $   378,990,912    $ 1,085,142,422    $ 1,338,438,078
                                         ===============    ===============    ===============    ===============
      Undistributed net investment
        income (distributions in
        excess of net investment
        income) included in net
        assets at end of the year        $        23,871    $    (1,094,753)   $      (335,246)   $       (69,461)
                                         ===============    ===============    ===============    ===============

                                                             YEAR ENDED DECEMBER 31, 2002
                                         ------------------------------------------------------------------------
                                              MML                 MML
                                             MONEY              MANAGED              MML              MML
                                             MARKET               BOND              BLEND            EQUITY
                                              FUND                FUND               FUND             FUND
                                         ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income              $     2,524,071    $    18,503,138    $    34,519,056    $    18,533,759
      Net realized gain (loss) on
        investment transactions
        and forward commitments                   27,832           (805,419)      (101,474,131)      (206,958,175)
      Net change in unrealized
        appreciation (depreciation)
        on investments and
        forward commitments                            -         10,079,576        (89,670,562)      (121,104,698)
                                         ---------------    ---------------    ---------------    ---------------
          NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING
            FROM OPERATIONS                    2,551,903         27,777,295       (156,625,637)      (309,529,114)
                                         ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income              (2,524,071)       (19,436,802)       (35,476,768)       (18,498,334)
      From net realized gains                          -         (1,952,654)                 -        (19,274,161)
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                     (11,467,228)        86,730,303       (210,580,090)      (165,123,797)
                                         ---------------    ---------------    ---------------    ---------------
      TOTAL INCREASE (DECREASE)
        IN NET ASSETS                        (11,439,396)        93,118,142       (402,682,495)      (512,425,406)
                                         ---------------    ---------------    ---------------    ---------------
NET ASSETS:
      Beginning of year                      203,691,349        293,109,148      1,451,123,208      1,667,665,033
                                         ---------------    ---------------    ---------------    ---------------
      End of year                        $   192,251,953    $   386,227,290    $ 1,048,440,713    $ 1,155,239,627
                                         ===============    ===============    ===============    ===============
      Undistributed net investment
        income (distributions in
        excess of net investment
        income) included in net
        assets at end of the year        $        23,871    $      (890,097)   $        (8,837)   $        72,403
                                         ===============    ===============    ===============    ===============

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
                                                             ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                           $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.01           0.01           0.04           0.06           0.05
  Net realized and unrealized gain (loss) on investments           0.00+          0.00+         (0.00)+            -              -
                                                             ----------     ----------     ----------     ----------     ----------
       Total income from investment operations                     0.01           0.01           0.04           0.06           0.05
                                                             ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (0.01)         (0.01)         (0.04)         (0.06)         (0.05)
                                                             ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                                 $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                                   0.62%          1.29%          3.66%          6.03%          4.78%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                            $  141,622     $  192,252     $  203,691     $  182,008     $  200,570
  Net expenses to average daily net assets                         0.52%          0.52%          0.50%          0.51%          0.50%
  Net investment income to average daily net assets                0.63%          1.27%          3.67%          5.86%          4.68%

+ NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01 PER SHARE.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            12/31/03       12/31/02     12/31/01 (b)     12/31/00       12/31/99
                                                           ----------     ----------    ------------    ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                         $    12.49     $    12.27     $    12.19     $    11.61     $    12.60
                                                           ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.57           0.67           0.74           0.77*          0.75
  Net realized and unrealized gain (loss) on investments         0.11           0.33           0.20           0.50          (0.98)
                                                           ----------     ----------     ----------     ----------     ----------
       Total income (loss) from investment operations            0.68           1.00           0.94           1.27          (0.23)
                                                           ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.66)         (0.70)         (0.86)         (0.69)         (0.76)
  From net realized gains                                           -          (0.08)             -              -              -
                                                           ----------     ----------     ----------     ----------     ----------
       Total distributions                                      (0.66)         (0.78)         (0.86)         (0.69)         (0.76)
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                               $    12.51     $    12.49     $    12.27     $    12.19     $    11.61
                                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                                 5.59%          8.40%          7.89%         11.19%         (1.83)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                          $  378,991     $  386,227     $  293,109     $  232,431     $  239,910
  Net expenses to average daily net assets                       0.46%          0.47%          0.48%          0.49%          0.50%
  Net investment income to average daily net assets              4.56%          5.51%          5.98%          6.54%          6.19%
  Portfolio turnover rate                                          77%            41%            53%            20%            41%

*    PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.01, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.01 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.11% TO 5.98%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                            12/31/03      12/31/02    12/31/01 (b)     12/31/00      12/31/99
                                                          -----------   -----------   ------------    -----------   -----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     12.67   $     14.76    $     19.51    $     23.51   $     25.08
                                                          -----------   -----------    -----------    -----------   -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.34          0.39           0.47           0.76*         0.84
  Net realized and unrealized gain (loss) on investments         2.01         (2.08)         (1.69)         (0.73)        (1.13)
                                                          -----------   -----------    -----------    -----------   -----------
       Total income (loss) from investment operations            2.35         (1.69)         (1.22)          0.03         (0.29)
                                                          -----------   -----------    -----------    -----------   -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.36)        (0.40)         (0.56)         (0.70)        (0.84)
  From net realized gains                                           -             -          (2.97)         (3.33)        (0.44)
                                                          -----------   -----------    -----------    -----------   -----------
       Total distributions                                      (0.36)        (0.40)         (3.53)         (4.03)        (1.28)
                                                          -----------   -----------    -----------    -----------   -----------
NET ASSET VALUE, END OF YEAR                              $     14.66   $     12.67    $     14.76    $     19.51   $     23.51
                                                          ===========   ===========    ===========    ===========   ===========
TOTAL RETURN (a)                                                18.71%       (11.53)%        (5.75)%         0.02%        (1.24)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $ 1,085,142   $ 1,048,441    $ 1,451,123    $ 1,836,095   $ 2,636,321
  Net expenses to average daily net assets                       0.42%         0.42%          0.40%          0.39%         0.38%
  Net investment income to average daily net assets              2.44%         2.80%          2.85%          3.30%         3.34%
  Portfolio turnover rate                                         101%           90%            87%           103%           21%

*    PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNTS ON DEBT SECUTITIES. THE EFFECT OF THIS CHARGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.003, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.003 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.87% TO 2.85%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND -  FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           12/31/03       12/31/02       12/31/01       12/31/00       12/31/99
                                                          -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     16.60    $     21.28    $     34.30    $     36.56    $     39.20
                                                          -----------    -----------    -----------    -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.33           0.27           0.35           0.53*          0.71
  Net realized and unrealized gain (loss) on investments         4.22          (4.41)         (5.23)          0.53          (2.21)
                                                          -----------    -----------    -----------    -----------    -----------
       Total income (loss) from investment operations            4.55          (4.14)         (4.88)          1.06          (1.50)
                                                          -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.33)         (0.27)         (0.62)         (0.30)         (0.71)
  From net realized gains                                          --          (0.27)         (7.52)         (3.02)         (0.43)
                                                          -----------    -----------    -----------    -----------    -----------
       Total distributions                                      (0.33)         (0.54)         (8.14)         (3.32)         (1.14)
                                                          -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                              $     20.82    $     16.60    $     21.28    $     34.30    $     36.56
                                                          ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (a)                                                27.49%        (19.55)%       (14.72)%         2.86%         (3.82)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $ 1,338,438    $ 1,155,240    $ 1,667,665    $ 2,180,741    $ 2,748,155
  Net expenses to average daily net assets                       0.41%          0.42%          0.40%          0.40%          0.37%
  Net investment income to average daily net assets              1.77%          1.33%          1.22%          1.47%          1.78%
  Portfolio turnover rate                                          61%            67%           101%            69%            16%

*    PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
SHORT-TERM INVESTMENTS -- 100.2%

Commercial Paper -- 47.5%
American Honda
  Finance Corp.
  1.030% 01/28/2004                                $   3,100,000   $   3,097,605
Anheuser-Busch
  Cos., Inc.
  1.010% 02/06/2004                                    3,525,000       3,521,440
Bemis Co., Inc.
  1.060% 01/14/2004                                    3,600,000       3,598,622
BP Amoco Capital PLC
  1.040% 02/09/2004                                      910,000         908,975
BP Amoco Capital PLC
  1.040% 03/02/2004                                    2,630,000       2,625,366
CIT Group, Inc.
  1.090% 01/16/2004                                    2,040,000       2,039,074
Clorox Co.
  1.020% 01/23/2004                                    3,325,000       3,322,927
The Coca-Cola Co.
  1.030% 02/13/2004                                    1,720,000       1,717,884
Dow Jones & Co., Inc.+
  1.060% 02/17/2004                                    3,600,000       3,595,018
Equitable Resources, Inc.+
  1.050% 01/26/2004                                    2,800,000       2,797,958
Equitable Resources, Inc.+
  1.060% 01/08/2004                                      675,000         674,861
Florida Power & Light Co.
  1.050% 03/03/2004                                    3,500,000       3,493,671
Gannett Co.
  1.020% 01/27/2004                                    2,230,000       2,228,357
Gannett Co.
  1.030% 01/12/2004                                    1,015,000       1,014,681
General Electric
  Capital Corp.
  1.050% 05/07/2004                                    3,310,000       3,297,739
Goldman Sachs
  Group, Inc.
  1.140% 05/27/2004                                    3,500,000       3,483,707
Household Finance Corp.
  1.100% 02/02/2004                                    3,050,000       3,047,018
Kimberly-Clark Worldwide+
  1.020% 01/13/2004                                    3,425,000       3,423,836
Nestle Capital Corp.+
  1.020% 01/22/2004                                    2,115,000       2,113,742
Nestle Capital Corp.+
  1.040% 01/06/2004                                    1,600,000       1,599,769
Northern Illinois Gas Co.
  1.100% 03/02/2004                                    1,830,000       1,826,589
Paccar Financial Corp.
  1.050% 03/18/2004                                    2,450,000       2,444,498
Paccar Financial Corp.
  1.050% 02/03/2004                                $   1,080,000   $   1,078,961
Pfizer, Inc.+
  1.010% 01/20/2004                                    3,070,000       3,068,364
Pfizer, Inc.+
  1.030% 01/20/2004                                      325,000         324,823
Toyota Motor
  Credit Corp.+
  1.040% 01/30/2004                                    3,385,000       3,382,164
Verizon Network Funding
  1.030% 02/04/2004                                    3,500,000       3,496,595
                                                                   -------------
                                                                      67,224,244
                                                                   -------------

DISCOUNT NOTES -- 5.5%
Federal Farm Credit Bank
  0.990% 03/01/2004                                    3,775,000       3,768,771
Federal Home Loan Bank
  1.020% 06/15/2004                                    1,390,000       1,383,462
Federal Home Loan Bank
  1.120% 01/22/2004                                    1,430,000       1,429,066
Federal Home Loan
  Mortgage Corp.
  1.130% 01/15/2004                                    1,190,000       1,189,476
                                                                   -------------
                                                                       7,770,775
                                                                   -------------

U.S. TREASURY BILLS -- 47.2%
U.S. Treasury Bill
  0.850% 03/18/2004                                    1,265,000       1,262,703
U.S. Treasury Bill
  0.865% 01/29/2004                                    1,745,000       1,743,826
U.S. Treasury Bill
  0.900% 03/11/2004                                    1,825,000       1,821,806
U.S. Treasury Bill
  0.905% 01/15/2004                                    5,700,000       5,697,994
U.S. Treasury Bill
  0.915% 02/26/2004                                    2,950,000       2,945,801
U.S. Treasury Bill
  0.915% 05/20/2004                                    2,290,000       2,281,851
U.S. Treasury Bill
  0.920% 06/03/2004                                    2,680,000       2,669,453
U.S. Treasury Bill
  0.925% 04/15/2004                                    4,140,000       4,128,831
U.S. Treasury Bill
  0.930% 03/11/2004                                    1,900,000       1,896,564
U.S. Treasury Bill
  0.940% 03/04/2004                                    2,380,000       2,376,085
U.S. Treasury Bill
  0.945% 02/05/2004                                    3,890,000       3,886,426
U.S. Treasury Bill
  0.953% 02/19/2004                                    3,450,000       3,445,527
U.S. Treasury Bill
  0.955% 03/25/2004                                $   1,620,000   $   1,616,390
U.S. Treasury Bill
  0.960% 01/29/2004                                    3,075,000       3,072,704
U.S. Treasury Bill
  0.965% 05/06/2004                                    2,790,000       2,780,577
U.S. Treasury Bill
  0.965% 06/24/2004                                    1,610,000       1,602,448
U.S. Treasury Bill
  0.975% 01/15/2004                                    1,520,000       1,519,424
U.S. Treasury Bill
  0.975% 04/01/2004                                    2,810,000       2,803,074
U.S. Treasury Bill
  0.977% 01/02/2004                                    2,875,000       2,874,921
U.S. Treasury Bill
  0.980% 04/08/2004                                    3,495,000       3,485,676
U.S. Treasury Bill
  0.987% 04/29/2004                                    2,920,000       2,910,473
U.S. Treasury Bill
  0.990% 01/08/2004                                    2,840,000       2,839,453
U.S. Treasury Bill
  0.990% 03/18/2004                                    1,150,000       1,147,565
U.S. Treasury Bill
  1.003% 04/15/2004                                    1,225,000       1,221,418
U.S. Treasury Bill
  1.005% 04/22/2004                                    2,535,000       2,527,074
U.S. Treasury Bill
  1.010% 02/12/2004                                    2,365,000       2,362,213
                                                                   -------------
                                                                      66,920,277
                                                                   -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                                 141,915,296
                                                                   -------------
TOTAL INVESTMENTS -- 100.2%

OTHER ASSETS/
(LIABILITIES) -- (0.2%)                                                 (293,785)
                                                                   -------------
NET ASSETS -- 100.0%                                               $ 141,621,511
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 these securities amounted to a value of $20,980,535 or 14.8% of net assets.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
EQUITIES -- 0.4%

AUTOMOTIVE & PARTS
General Motors Corp.
  Series B
  Convertible Preferred                                   50,000   $   1,343,500
                                                                   -------------

TOTAL EQUITIES
(COST $1,250,000)                                                      1,343,500
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
BONDS & NOTES -- 94.2%

ASSET BACKED SECURITIES -- 4.0%
Capital Auto Receivables
  Asset Trust
  Series 2003-1,
  Class A2A
  2.270% 01/17/2006                                $   1,375,000       1,384,883
Chase Mortgage
  Finance Co. Series
  2003-S11, Class 1A-1
  5.000% 10/25/2033                                    3,074,477       2,999,346
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                      925,000         937,896
Ford Credit Auto
  Owner Trust
  Series 2003-A,
  Class A3A
  2.200% 07/17/2006                                    1,475,000       1,484,219
Metlife Capital
  Equipment Loan Trust
  Series 1997-A, Class A
  6.850% 05/20/2008                                      143,665         144,989
MMCA Automobile
  Trust Series 2002-3,
  Class A3
  2.970% 03/15/2007                                    1,875,000       1,874,707
National City
  Auto Receivables
  Trust Series 2002-A,
  Class A4
  4.830% 08/15/2009                                    3,000,000       3,131,250
New Century
  Home Equity Loan Trust
  Series 1997-NC5,
  Class A6
  6.700% 10/25/2028                                        2,768           2,849

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
Oakwood Mortgage
  Investors, Inc.
  Series 2001-C, Class A2
  5.920% 09/15/2017                                $     319,299   $     238,778
Option One Mortgage
  Securities Corp.
  Trust Series 2002-2A,
  Class CFTS+
  8.830% 06/26/2032                                        7,123           7,134
Railcar Trust
  Series 1992-1, Class A
  7.750% 06/01/2004                                      147,160         149,643
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                    1,204,754       1,264,992
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                    1,475,000       1,503,578
                                                                   -------------

TOTAL ASSET BACKED
SECURITIES
(COST $15,099,373)                                                    15,124,264
                                                                   -------------

CORPORATE DEBT -- 52.2%
Albertson's, Inc.
  7.750% 06/15/2026                                    1,000,000       1,115,933
Alcan Aluminum Limited
  6.250% 11/01/2008                                      800,000         883,670
American General
  Finance Corp.
  5.875% 07/14/2006                                    1,000,000       1,079,129
American Honda
  Finance Corp.+
  3.850% 11/06/2008                                      850,000         855,885
Anheuser-Busch Cos., Inc.
  5.050% 10/15/2016                                      850,000         844,402
Anheuser-Busch Cos., Inc.
  6.500% 02/01/2043                                      965,000       1,048,245
Aramark Services, Inc.
  8.150% 05/01/2005                                    1,200,000       1,284,194
Arrow Electronics, Inc.*
  8.700% 10/01/2005                                      660,000         721,632
Avery-Dennison Corp.
  6.760% 04/15/2005                                    1,200,000       1,274,125
Avnet, Inc.
  8.000% 11/15/2006                                      205,000         221,913
Bank of America Corp.
  3.250% 08/15/2008                                      500,000         493,925
Barrick Gold Corp.
  7.500% 05/01/2007                                    2,000,000       2,275,980
BHP Finance
  (USA) Limited*
  6.420% 03/01/2026                                $   2,000,000   $   2,137,246
Boeing Capital Corp.
  7.100% 09/27/2005                                      555,000         600,226
Bombardier Capital, Inc.+
  7.500% 08/15/2004                                    1,000,000       1,036,250
BP Capital Markets PLC
  2.750% 12/29/2006                                    2,500,000       2,503,910
Brascan Corp.
  7.375% 03/01/2033                                    1,000,000       1,109,116
British Telecom PLC
  8.875% 12/15/2030                                    1,200,000       1,569,125
Buckeye Partners LP
  4.625% 07/15/2013                                      500,000         480,790
Cabot Corp.+
  5.250% 09/01/2013                                      525,000         520,535
Capitol Records, Inc.+
  8.375% 08/15/2009                                    2,000,000       2,101,514
Carolina Power &
  Light Co.
  6.125% 09/15/2033                                      800,000         822,238
CarrAmerica Realty Corp.
  6.625% 03/01/2005                                      450,000         470,944
Cendant Corp.
  6.875% 08/15/2006                                      700,000         767,999
Cendant Corp.
  7.375% 01/15/2013                                      900,000       1,031,670
Certegy, Inc.
  4.750% 09/15/2008                                      270,000         276,800
Champion
  International Corp.
  6.400% 02/15/2026                                    1,500,000       1,632,381
Chevron Phillips
  Chemical Co. LLC
  5.375% 06/15/2007                                      750,000         798,502
Cinergy Corp.
  6.250% 09/01/2004                                    1,000,000       1,025,799
Cingular Wireless
  5.625% 12/15/2006                                      200,000         214,532
CIT Group, Inc.
  4.125% 02/21/2006                                    1,400,000       1,448,731
CIT Group, Inc.
  7.375% 04/02/2007                                      600,000         677,694
Citigroup, Inc.
  6.750% 12/01/2005                                    2,000,000       2,172,772
Clear Channel
  Communications, Inc.
  6.875% 06/15/2018                                      500,000         556,590

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
CNF, Inc.
  8.875% 05/01/2010                                $     600,000   $     641,335
Colonial Pipeline Co.+
  7.630% 04/15/2032                                      500,000         611,852
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                    1,250,000       1,449,224
Comcast Corp.
  6.500% 01/15/2015                                      500,000         542,510
ConAgra Foods, Inc.
  7.000% 10/01/2028                                    1,250,000       1,373,819
ConAgra Foods, Inc.
  7.500% 09/15/2005                                    1,000,000       1,086,455
Conoco, Inc.
  6.350% 04/15/2009                                      500,000         560,918
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                      650,000         718,019
Cooper Industries Limited
  5.250% 07/01/2007                                    1,500,000       1,603,760
Countrywide Home
  Loans, Inc.
  3.500% 12/19/2005                                      750,000         770,893
Countrywide Home
  Loans, Inc.
  5.500% 02/01/2007                                      800,000         857,196
Cox Communications, Inc.
  6.750% 03/15/2011                                      475,000         538,135
Cox Enterprises, Inc.+
  4.375% 05/01/2008                                    1,250,000       1,269,852
Crane Co.
  5.500% 09/15/2013                                      250,000         255,821
CRH America, Inc.
  6.400% 10/15/2033                                      400,000         409,091
CSX Corp.*
  7.250% 05/01/2027                                    2,000,000       2,240,160
DaimlerChrysler NA
  Holding Corp.
  4.050% 06/04/2008                                      500,000         496,596
DaimlerChrysler NA
  Holding Corp.
  6.900% 09/01/2004                                    1,280,000       1,320,412
DaimlerChrysler NA
  Holding Corp.
  7.300% 01/15/2012                                      970,000       1,080,044
Deutsche Telekom
  International Finance BV
  5.250% 07/22/2013                                      450,000         454,599
Deutsche Telekom
  International Finance BV
  8.250% 06/15/2005                                    1,000,000       1,084,755
Dominion Resources, Inc.
  2.800% 02/15/2005                                $     900,000   $     909,278
Dominion
  Resources, Inc.
  7.820% 09/15/2004                                    1,000,000       1,043,598
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                    1,000,000       1,036,830
Dover Corp.
  6.250% 06/01/2008                                      750,000         827,656
DPL, Inc.
  8.250% 03/01/2007                                    1,000,000       1,090,000
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                      800,000         937,246
Ecolab, Inc.
  6.875% 02/01/2011                                    1,100,000       1,233,873
Electronic Data
  Systems Corp. Series B
  6.000% 08/01/2013                                      300,000         294,790
Emerald Investment
  Grade CBO Limited+
  1.967% 05/24/2011                                      984,196         934,986
Enbridge Energy
  Partners LP
  4.750% 06/01/2013                                      500,000         482,941
Entergy Gulf States, Inc.+
  5.250% 08/01/2015                                    2,400,000       2,317,500
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                    1,175,000       1,313,080
Equifax, Inc.
  4.950% 11/01/2007                                      500,000         522,958
ERAC USA Finance Co.+
  6.750% 05/15/2007                                    2,000,000       2,204,750
Exelon Generation Co. LLC
  6.950% 06/15/2011                                      425,000         477,275
FBG Finance Limited+
  7.875% 06/01/2016                                    1,250,000       1,564,140
First Industrial LP
  7.000% 12/01/2006                                    1,000,000       1,093,801
Fiserv, Inc.
  4.000% 04/15/2008                                      650,000         646,938
Ford Motor Co.
  6.375% 02/01/2029                                    1,420,000       1,266,816
Ford Motor Co.
  6.625% 02/15/2028                                    1,296,000       1,193,196
Ford Motor Credit Co.
  5.625% 10/01/2008                                      400,000         410,637
Ford Motor Credit Co.
  7.000% 10/01/2013                                      950,000       1,001,945
Ford Motor Credit Co.
  7.375% 10/28/2009                                $   3,000,000   $   3,294,483
France Telecom SA
  9.750% 03/01/2031                                      380,000         504,897
Franklin Resources, Inc.
  3.700% 04/15/2008                                      960,000         954,791
General American
  Transportation Corp.
  6.750% 03/01/2006                                    1,010,000       1,050,166
General Electric Co.
  5.000% 02/01/2013                                    1,650,000       1,668,703
General Mills, Inc.
  2.625% 10/24/2006                                    4,000,000       3,978,052
General Mills, Inc.
  8.900% 06/15/2006                                    1,000,000       1,151,067
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                    1,000,000       1,071,759
General Motors Corp.
  7.200% 01/15/2011                                    1,600,000       1,759,178
General Motors Corp.
  8.375% 07/15/2033                                      730,000         847,393
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                      900,000       1,024,849
The Goodyear
  Tire & Rubber Co.
  8.500% 03/15/2007                                      535,000         525,637
Hershey Foods Corp.*
  7.200% 08/15/2027                                    1,250,000       1,459,064
Household Finance Corp.
  4.125% 12/15/2008                                      850,000         857,433
Household Finance Corp.
  6.375% 10/15/2011                                      500,000         550,592
Household Finance Corp.
  6.375% 11/27/2012                                    1,825,000       2,002,124
Humana, Inc.
  7.250% 08/01/2006                                      995,000       1,087,155
ICI Wilmington, Inc.
  7.050% 09/15/2007                                      550,000         608,559
Idex Corp.
  6.875% 02/15/2008                                      775,000         838,163
Inco Limited
  5.700% 10/15/2015                                      650,000         656,574
International
  Game Technology
  8.375% 05/15/2009                                      675,000         808,014
International Paper Co.
  5.500% 01/15/2014                                      600,000         602,229
Interpool, Inc.
  7.350% 08/01/2007                                      500,000         480,625

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
Jefferies Group, Inc.
  7.500% 08/15/2007                                $     300,000   $     337,226
Jefferies Group, Inc.
  7.750% 03/15/2012                                      715,000         799,860
Jet Equipment Trust
  Series 1995-A+
  8.235% 11/01/2012                                    1,558,063         841,354
JP Morgan Chase & Co.
  3.125% 12/11/2006                                    1,000,000       1,008,137
Kern River
  Funding Corp.+
  4.893% 04/30/2018                                    1,073,129       1,067,956
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                    1,105,000       1,243,997
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                    1,100,000       1,269,531
Kinder Morgan
  Energy Partners LP
  5.350% 08/15/2007                                    1,100,000       1,178,550
The Kroger Co.
  6.750% 04/15/2012                                    1,000,000       1,108,020
The Kroger Co.
  7.000% 05/01/2018                                      500,000         559,328
Lasmo (USA), Inc.
  6.750% 12/15/2007                                    2,000,000       2,243,198
Leucadia National Corp.*
  7.750% 08/15/2013                                    2,000,000       2,090,000
Liberty Media Corp.
  3.500% 09/25/2006                                    2,600,000       2,612,992
Liberty Media Corp.
  8.250% 02/01/2030                                    1,000,000       1,196,521
Lockheed Martin Corp.
  8.500% 12/01/2029                                      925,000       1,212,095
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                    1,445,000       1,609,863
Masco Corp.
  6.750% 03/15/2006                                    1,230,000       1,338,919
Meritor Automotive, Inc.
  6.800% 02/15/2009                                    1,000,000       1,050,000
MGM Grand, Inc.
  6.950% 02/01/2005                                      750,000         780,000
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                    1,300,000       1,278,062
Miller Brewing Co.+
  5.500% 08/15/2013                                      700,000         715,150
Millipore Corp.
  7.500% 04/01/2007                                    1,000,000       1,090,000
Mobil Corp.*
  8.625% 08/15/2021                                $   1,000,000   $   1,338,544
Mohawk Industries, Inc.
  Series D
  7.200% 04/15/2012                                      500,000         567,940
Morgan Stanley Dean
  Witter & Co.
  5.625% 01/20/2004                                    1,300,000       1,302,262
Motorola, Inc.
  6.750% 02/01/2006                                      500,000         538,643
National Rural
  Utilities Cooperative
  Finance Corp.
  4.375% 10/01/2010                                      500,000         502,057
National Rural
  Utilities Cooperative
  Finance Corp.
  8.000% 03/01/2032                                    1,350,000       1,681,416
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                      450,000         435,401
News America
  Holdings, Inc.
  9.250% 02/01/2013                                    2,000,000       2,580,006
Nisource Finance Corp.
  3.200% 11/01/2006                                      570,000         574,603
Norfolk Southern Corp.
  7.050% 05/01/2037                                    1,000,000       1,121,818
Norske
  Skogindustrier ASA+
  6.125% 10/15/2015                                      835,000         845,530
Nortel Networks Limited
  6.125% 02/15/2006                                      380,000         384,750
Oak Hill Securities
  Fund II+
  8.920% 10/15/2006                                      700,000         743,149
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                    1,000,000       1,107,500
Piedmont Natural
  Gas Co. Series E
  6.000% 12/19/2033                                      475,000         469,799
Precision
  Castparts Corp.+
  5.600% 12/15/2013                                    1,315,000       1,322,886
Progress Energy, Inc.
  6.550% 03/01/2004                                      775,000         780,781
PSEG Power LLC
  5.500% 12/01/2015                                      725,000         726,025
Public Service Co.
  of Colorado Series 15
  5.500% 04/01/2014                                    1,100,000       1,143,736
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                $     500,000   $     460,000
Qwest Corp.+
  9.125% 03/15/2012                                      550,000         631,125
Reliant Energy
  Resources Corp.
  Series B
  8.125% 07/15/2005                                    1,235,000       1,319,026
Republic Services, Inc.
  7.125% 05/15/2009                                    1,000,000       1,148,923
The Rouse Co.
  5.375% 11/26/2013                                      600,000         596,857
Ryder System, Inc.
  6.600% 11/15/2005                                      750,000         798,091
Safeway, Inc.
  2.500% 11/01/2005                                    1,900,000       1,881,600
Sealed Air Corp.+
  5.625% 07/15/2013                                      950,000         972,126
Simon Property Group LP
  7.375% 01/20/2006                                    1,000,000       1,098,186
SLM Corp.
  5.000% 10/01/2013                                    2,850,000       2,831,848
Sonoco Products Co.
  6.500% 11/15/2013                                    1,500,000       1,653,672
Sony Capital Corp.+
  4.950% 11/01/2006                                    1,500,000       1,592,013
SP PowerAssets Limited+
  5.000% 10/22/2013                                      500,000         502,657
Sprint Capital Corp.
  6.900% 05/01/2019                                      750,000         766,154
Sprint Capital Corp.
  8.375% 03/15/2012                                      825,000         963,435
Steelcase, Inc.
  6.375% 11/15/2006                                      375,000         392,153
SuperValu, Inc.
  7.500% 05/15/2012                                      400,000         454,381
SuperValu, Inc.*
  7.875% 08/01/2009                                    1,500,000       1,749,666
TCI Communications, Inc.
  6.875% 02/15/2006                                      350,000         380,011
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                      600,000         665,402
Tenet Healthcare Corp.
  6.375% 12/01/2011                                      950,000         912,000
Textron Financial Corp.
  Series E
  2.690% 10/03/2006                                    1,205,000       1,196,886
Thomas & Betts Corp.
  8.250% 01/15/2004                                    1,500,000       1,500,000

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
The Thomson Corp.
  6.200% 01/05/2012                                $     650,000   $     713,783
Time Warner
  Companies, Inc.
  7.570% 02/01/2024                                      500,000         565,432
Timken Co. Series A
  6.750% 08/21/2006                                      600,000         613,589
Toro Co.
  7.800% 06/15/2027                                      850,000         937,150
Toyota Motor Credit Corp.
  4.350% 12/15/2010                                    1,650,000       1,672,514
TransAlta Corp.
  5.750% 12/15/2013                                    1,200,000       1,205,993
Tri-State Generation &
  Transmission Association
  Series 2003, Class A+
  6.040% 01/31/2018                                      650,000         667,706
Tri-State Generation &
  Transmission Association
  Series 2003, Class B+
  7.144% 07/31/2033                                      500,000         532,105
Tyco International
  Group SA
  6.375% 02/15/2006                                    1,100,000       1,171,500
Tyco International
  Group SA
  6.375% 10/15/2011                                      275,000         293,906
Union Tank Car Co.
  6.790% 05/01/2010                                    2,000,000       2,237,322
United Air Lines,
  Inc. Series 91B** ++
  10.110% 02/19/2006                                     280,959          91,663
US Airways, Inc. Cl. B** ++
  7.500% 04/15/2008                                      869,681               -
USA Interactive
  7.000% 01/15/2013                                      850,000         937,191
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                      850,000         998,504
Verizon New England, Inc.
  6.500% 09/15/2011                                      730,000         804,381
VF Corp.+
  6.000% 10/15/2033                                      375,000         370,852
Vodafone Group PLC
  5.375% 01/30/2015                                      350,000         353,242
Vulcan Materials Co.
  6.000% 04/01/2009                                      800,000         870,221
The Walt Disney Co.
  6.750% 03/30/2006                                      800,000         870,117
Washington Mutual, Inc.
  2.400% 11/03/2005                                    1,900,000       1,904,815
Weyerhaeuser Co.
  5.500% 03/15/2005                                    1,100,000       1,145,162
Weyerhaeuser Co.
  5.950% 11/01/2008                                $   1,000,000   $   1,074,884
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                      950,000       1,035,500
WorldCom, Inc.** ++
  6.500% 05/15/2004                                    1,560,000         522,600
WorldCom, Inc.** ++
  8.250% 05/15/2031                                      425,000         142,375
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                    1,100,000       1,144,928
                                                                   -------------
TOTAL CORPORATE DEBT
(Cost $190,210,929)                                                  198,146,836
                                                                   -------------

MUNICIPAL OBLIGATIONS -- 0.5%
GENERAL OBLIGATIONS
Illinois State
  Taxable Pension
  5.100% 06/01/2033                                    2,100,000       1,930,887
                                                                   -------------
TOTAL MUNICIPAL OBLIGATIONS
(Cost $2,100,000)                                                      1,930,887
                                                                   -------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 4.4%
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                      537,210         575,798
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960% 11/11/2030                                      582,371         618,818
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A+
  8.000% 08/27/2032                                       48,992          48,992
GE Capital Commercial
  Mortgage Corp.
  Series 2002-1A,
  Class A1
  5.033% 12/10/2035                                      758,161         792,632
GMAC Mortgage Corp.
  Loan Trust
  Series 2001-J5,
  Class A7
  6.750% 11/25/2031                                    1,408,609       1,411,550
GSR Mortgage Loan
  Trust Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                                      372,370         375,239
MASTR Asset Securitization
  Trust Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                      437,114         450,070
Merrill Lynch Mortgage
  Investors, Inc. Series
  1998-C1, Class A1
  6.310% 11/15/2026                                $     673,980   $     693,700
Residential Accredit
  Loans, Inc.
  Series 2000-QS8,
  Class A4
  8.000% 07/25/2030                                      572,140         574,540
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                    1,250,000       1,328,662
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                    1,427,310       1,480,266
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+
  6.920% 02/03/2014                                    1,000,000       1,127,087
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                      125,778         127,557
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                    2,552,037       2,582,691
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                      899,171         968,175
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                    3,733,641       3,642,446
                                                                   -------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(Cost $16,546,515)                                                    16,798,223
                                                                   -------------

SOVEREIGN DEBT OBLIGATIONS 0.3%
Chile Government
  International Bond
  5.500% 01/15/2013                                      600,000         617,100
United Mexican States
  8.300% 08/15/2031                                      500,000         563,750
                                                                   -------------

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $1,119,865)                                                      1,180,850
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 25.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 2.9%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
FHLMC Series 2178,
  Class PB
  7.000% 08/15/2029                                $   1,200,000   $   1,282,922
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                      317,251         339,781
                                                                   -------------
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                   1,622,703
                                                                   -------------
PASS-THROUGH SECURITIES -- 2.5%
FHLMC
  5.500% 11/01/2031                                    1,810,923       1,839,078
FHLMC
  6.000% 09/01/2016-
         02/01/2018                                    1,159,868       1,220,524
FHLMC
  6.500% 09/01/2016-
         08/01/2032                                    5,295,732       5,582,651
FHLMC
  7.500% 10/01/2030-
         03/01/2031                                      396,781         426,384
FHLMC
  8.000% 03/01/2027                                      281,291         305,937
FHLMC
  9.000% 03/01/2017                                       19,877          21,785
                                                                   -------------
TOTAL PASS-THROUGH SECURITIES                                          9,396,359
                                                                   -------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                   11,019,062
                                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 16.8%
PASS-THROUGH SECURITIES
FNMA
  4.500% 05/01/2018-
         09/01/2018                                   14,761,372      14,803,382
FNMA
  5.000% 03/01/2018-
         09/01/2033                                   16,148,041      16,159,058
FNMA
  5.500% 03/01/2033-
         05/01/2033                                    1,443,870       1,465,189
FNMA
  6.000% 06/01/2016-
         03/01/2033                                   14,625,136      15,148,493
FNMA
  6.420% 11/01/2008                                    1,245,568       1,376,479
FNMA
  6.500% 07/01/2016-
         09/01/2032                                $  10,864,223   $  11,398,723
FNMA
  7.000% 03/01/2031-
         04/01/2031                                      794,826         843,074
FNMA
  7.500% 08/01/2029-
         06/01/2031                                      673,227         722,405
FNMA
  8.000% 11/01/2029-
         09/01/2031                                    1,469,865       1,589,530
FNMA
  9.000% 05/01/2009                                       73,516          79,915
                                                                   -------------
TOTAL PASS-THROUGH SECURITIES                                         63,586,248
                                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 5.4%
PASS-THROUGH SECURITIES
GNMA
  5.000% 10/15/2033                                    8,413,088       8,354,591
GNMA
  6.000% 02/15/2029-
         08/15/2032                                    4,325,575       4,508,949
GNMA
  6.500% 05/15/2023-
         11/15/2028                                    2,575,073       2,721,905
GNMA
  6.625% 11/20/2025-
         11/20/2027                                       88,269          90,857
GNMA
  7.000% 09/15/2023-
         08/15/2032                                    2,446,919       2,617,347
GNMA
  7.250% 11/20/2021-
         01/20/2022                                      476,855         512,306
GNMA
  7.500% 03/15/2017-
         06/15/2024                                      749,338         806,522
GNMA
  8.000% 03/15/2004-
         04/15/2008                                      754,950         795,494
                                                                   -------------
TOTAL PASS-THROUGH SECURITIES                                         20,407,971
                                                                   -------------

Other Agencies -- 0.2%

PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                                      550,000         533,680
                                                                   -------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(Cost $93,994,905)                                                    95,546,961
                                                                   -------------

U.S. TREASURY OBLIGATIONS -- 7.5%

U.S. TREASURY BONDS -- 1.3%
U.S. Treasury Bond
  6.125% 08/15/2029                                $   4,270,000   $   4,839,778
                                                                   -------------
U.S. TREASURY NOTES -- 3.0%
U.S. Treasury Note
  3.250% 05/31/2004                                   11,400,000      11,505,094
                                                                   -------------
U.S. TREASURY STRIPS -- 3.2%
U.S. Treasury Strip-
  Principal Only
  0.000% 05/15/2016                                   21,000,000      11,405,115
U.S. Treasury Strips
  0.000% 11/15/2021                                    1,850,000         703,401
                                                                   -------------
TOTAL U.S. TREASURY STRIPS                                            12,108,516
                                                                   -------------

TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $26,432,317)                                                    28,453,388
                                                                   -------------
TOTAL BONDS & NOTES
(Cost $345,503,904)                                                  357,181,409
                                                                   -------------
TOTAL LONG TERM INVESTMENTS
(Cost $346,753,904)                                                  358,524,909
                                                                   -------------

SHORT-TERM INVESTMENTS -- 10.4%

CASH EQUIVALENTS -- 6.0%***
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 01/15/2004                                       62,482          62,482
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 02/17/2004                                      330,144         330,144
Bank of Nova Scotia
  Eurodollar Time Deposit
  1.080% 03/03/2004                                      990,428         990,428
Bank of Scotland
  Eurodollar Time Deposit
  1.060% 04/02/2004                                      247,608         247,608
Bank of the West
  Eurodollar Time Deposit
  1.075% 01/14/2004                                      247,608         247,608
Barclays
  Eurodollar Time Deposit
  1.090% 03/05/2004                                      825,357         825,357
BNP Paribas
  Eurodollar Time Deposit
  0.970% 01/07/2004                                      330,143         330,143
Canadian Imperial
  Bank of Commerce
  Bank Note
  0.990% 05/18/2004                                    1,650,713       1,650,713

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                   -------------   -------------
Citigroup
  Eurodollar Time Deposit
  1.080% 01/05/2004                                $     165,071   $     165,071
Citigroup
  Eurodollar Time Deposit
  1.090% 03/04/2004                                      660,285         660,285
Citigroup
  Eurodollar Time Deposit
  1.100% 01/22/2004                                      165,071         165,071
Credit Agricole
  Indosuez
  Eurodollar Time Deposit
  1.080% 01/06/2004                                    1,700,235       1,700,235
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                      907,892         907,892
Fannie Mae
  Discount Note
  1.062% 01/02/2004                                      495,214         495,214
Fleet National Bank
  Bank Note
  1.000% 01/21/2004                                      825,357         825,357
Freddie Mac
  Discount Note
  1.062% 01/27/2004                                      658,924         658,924
General Electric
  Capital Corp.
  1.092% 01/05/2004                                      823,857         823,857
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                      330,143         330,143
Harris Trust &
  Savings Bank
  Eurodollar Time Deposit
  1.050% 01/29/2004                                      181,578         181,578
Merrill Lynch Premier
  Institutional Money
  Market Fund                                          1,135,710       1,135,710
Merrimac Money
  Market Fund                                          2,740,184       2,740,184
Morgan Stanley
  Dean Witter & Co.
  1.080% 01/29/2004                                      858,371         858,371
National Bank of
  Commerce Bank Note
  1.120% 05/19/2004                                      412,678         412,678
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 02/27/2004                                      412,678         412,678
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/09/2004                                $     330,143   $     330,143
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/15/2004                                      825,357         825,357
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.090% 03/03/2004                                      412,678         412,678
Southtrust Bank
  Eurodollar Time Deposit
  1.090% 02/17/2004                                      495,214         495,214
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.080% 02/04/2004                                      412,678         412,678
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.085% 01/15/2004                                      412,678         412,678
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.090% 02/24/2004                                      825,357         825,357
Toronto Dominion Bank
  Eurodollar Time Deposit
  1.100% 01/08/2004                                      165,071         165,071
Wells Fargo
  Eurodollar Time Deposit
  1.070% 01/20/2004                                    1,980,856       1,980,856
                                                                   -------------
                                                                      23,017,763
                                                                   -------------

COMMERCIAL PAPER -- 4.4%
Countrywide Home
  Loans, Inc.*
  1.120% 01/08/2004                                    2,235,000       2,234,513
COX
  Communications, Inc.*+
  1.170% 01/05/2004                                    3,825,000       3,824,503
Kellogg Co.*+
  1.150% 01/06/2004                                    2,890,000       2,889,538
Kellogg Co.*+
  1.150% 01/15/2004                                    1,500,000       1,499,329
Praxair, Inc.*
  1.080% 01/14/2004                                    2,135,000       2,134,167
Time Warner, Inc.*
  1.130% 01/07/2004                                    2,740,000       2,739,484
Washington
  Mutual Finance*
  1.001% 01/02/2004                                $   1,260,000   $   1,259,965
                                                                   -------------
                                                                      16,581,499
                                                                   -------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   39,599,262
                                                                   -------------

TOTAL INVESTMENTS -- 105.0%
(COST $386,353,166)****                                              398,124,171

OTHER ASSETS/
(LIABILITIES) -- (5.0%)                                              (19,133,259)
                                                                   -------------
NET ASSETS -- 100.0%                                               $ 378,990,912
                                                                   =============

NOTES TO PORTFOLIO OF INVESTMENTS
* All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
**   Non-income producing security.
***  Represents investments of security lending collateral. (NOTE 2).
**** Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 these securities amounted to a value of $38,727,876 or 10.2% of net assets.
++   Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
EQUITIES -- 64.2%

ADVERTISING -- 0.1%
Monster Worldwide, Inc.*                                   4,200   $      92,232
Omnicom Group, Inc.                                       10,000         873,300
                                                                   -------------
                                                                         965,532
                                                                   -------------
AEROSPACE & DEFENSE -- 1.2%
Boeing Co.                                                79,200       3,337,488
General Dynamics Corp.                                    13,500       1,220,265
Goodrich Corp.                                            70,100       2,081,269
Honeywell International, Inc.                             57,487       1,921,790
Lockheed Martin Corp.                                      6,900         354,660
Northrop Grumman Corp.                                    12,400       1,185,440
Raytheon Co.                                               2,800          84,112
Rockwell Collins, Inc.                                    12,100         363,363
United Technologies Corp.                                 32,000       3,032,640
                                                                   -------------
                                                                      13,581,027
                                                                   -------------
AIR TRANSPORTATION -- 0.1%
Delta Air Lines, Inc.                                      8,300          98,023
Southwest Airlines Co.                                    47,600         768,264
                                                                   -------------
                                                                         866,287
                                                                   -------------
APPAREL, TEXTILES & SHOES -- 0.4%
The Gap, Inc.                                             60,600       1,406,526
Jones Apparel Group, Inc.                                 10,200         359,346
Limited Brands                                            33,900         611,217
Liz Claiborne, Inc.                                        8,800         312,048
Nike, Inc. Cl. B                                          18,100       1,239,126
Nordstrom, Inc.                                            9,100         312,130
Reebok International Limited                               4,868         191,410
VF Corp.                                                   7,400         319,976
                                                                   -------------
                                                                       4,751,779
                                                                   -------------
AUTOMOTIVE & PARTS -- 0.7%
AutoNation, Inc.*                                        100,600       1,848,022
Cooper Tire & Rubber Co.                                   3,800          81,244
Dana Corp.                                                 9,900         181,665
Delphi Corp.                                              38,300         391,043
Ford Motor Co.                                           144,909       2,318,544
General Motors Corp.                                      38,400       2,050,560
Paccar, Inc.                                               7,750         659,680
                                                                   -------------
                                                                       7,530,758
                                                                   -------------
BANKING, SAVINGS & LOANS -- 8.1%
AmSouth Bancorp.                                          23,500         575,750
Bank of America Corp.                                    135,800      10,922,394
Bank One Corp.                                            77,100       3,514,989
BB&T Corp.                                                 8,500         328,440
Capital One Financial Corp.                               15,600         956,124
Charter One Financial, Inc.                               15,260         527,233
Citigroup, Inc.                                          403,485   $  19,585,162
Comerica, Inc.                                            11,400         639,084
Fannie Mae                                               103,400       7,761,204
Fifth Third Bancorp                                        6,000         354,600
First Tennessee
  National Corp.                                           8,300         366,030
FleetBoston Financial Corp.                               71,800       3,134,070
Freddie Mac                                               79,700       4,648,104
Golden West Financial Corp.                               14,300       1,475,617
J.P. Morgan Chase & Co.                                  204,182       7,499,605
KeyCorp                                                   17,700         518,964
Marshall and Ilsley Corp.                                 15,700         600,525
Mellon Financial Corp.                                    17,400         558,714
National City Corp.                                       41,000       1,391,540
North Fork
  Bancorporation, Inc.                                     6,200         250,914
Northern Trust Corp.                                      14,800         687,016
Providian Financial Corp.*                                19,900         231,636
Regions Financial Corp.                                   14,600         543,120
SLM Corp.                                                 30,700       1,156,776
SouthTrust Corp.                                          22,000         720,060
State Street Corp.                                        22,000       1,145,760
SunTrust Banks, Inc.                                       3,600         257,400
Synovus Financial Corp.                                      400          11,568
U.S. Bancorp                                             131,400       3,913,092
Union Planters Corp.                                       1,100          34,639
Wachovia Corp.                                           133,100       6,201,129
Washington Mutual, Inc.                                   62,150       2,493,458
Wells Fargo & Co.                                         77,800       4,581,642
Zions Bancorp                                              6,700         410,911
                                                                   -------------
                                                                      87,997,270
                                                                   -------------

BEVERAGES -- 1.5%
Anheuser-Busch
  Companies, Inc.                                         40,100       2,112,468
The Coca-Cola Co.                                        168,500       8,551,375
Coca-Cola Enterprises, Inc.                               31,100         680,157
Coors (Adolph) Co. Cl. B                                   3,000         168,300
The Pepsi
  Bottling Group, Inc.                                    18,400         444,912
PepsiCo, Inc.                                             96,210       4,485,310
                                                                   -------------
                                                                      16,442,522
                                                                   -------------

BROADCASTING, PUBLISHING & PRINTING -- 1.6%
American Greetings
  Corp. Cl. A*                                             5,400         118,098
Comcast Corp. Cl. A*                                      73,972       2,431,460
Dow Jones & Co., Inc.                                     45,800       2,283,130
Gannett Co., Inc.                                         12,600       1,123,416
Knight Ridder, Inc.                                        6,000         464,220
The McGraw-Hill
  Companies, Inc.                                         10,100   $     706,192
Meredith Corp.                                             3,700         180,597
New York Times Co. Cl. A                                  11,000         525,690
Time Warner, Inc.*                                       333,306       5,996,175
Tribune Co.                                                2,100         108,360
Univision Communications,
  Inc. Cl. A*                                             23,700         940,653
Viacom, Inc. Cl. B                                        62,400       2,769,312
                                                                   -------------
                                                                      17,647,303
                                                                   -------------

BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Louisiana-Pacific Corp.*                                  58,700       1,049,556
Masco Corp.                                               31,100         852,451
Vulcan Materials Co.                                      37,100       1,764,847
                                                                   -------------
                                                                       3,666,854
                                                                   -------------

CHEMICALS -- 0.7%
Air Products &
  Chemicals, Inc.                                            500          26,415
Dow Chemical Co.                                          62,700       2,606,439
Du Pont (E.I.)
  de Nemours & Co.                                        23,500       1,078,415
Engelhard Corp.                                            8,500         254,575
Hercules, Inc.*                                            8,100          98,820
International Flavors &
  Fragrances, Inc.                                           400          13,968
Monsanto Co.                                              67,500       1,942,650
PPG Industries, Inc.                                      11,600         742,632
Praxair, Inc.                                              1,000          38,200
Rohm & Haas Co.                                           15,100         644,921
                                                                   -------------
                                                                       7,447,035
                                                                   -------------

COMMERCIAL SERVICES -- 1.3%
Apollo Group, Inc. Cl. A*                                 13,000         884,000
Block (H&R), Inc.                                         32,300       1,788,451
Cendant Corp.*                                           119,800       2,667,946
Concord EFS, Inc.*                                        33,300         494,172
Convergys Corp.*                                          97,700       1,705,842
Donnelley (R.R.) & Sons Co.                                6,600         198,990
Ecolab, Inc.                                                 600          16,422
Equifax, Inc.                                              7,400         181,300
Fluor Corp.                                               34,000       1,347,760
Moody's Corp.                                             26,200       1,586,410
Paychex, Inc.                                             35,200       1,309,440
PerkinElmer, Inc.                                         42,900         732,303
Quest Diagnostics, Inc.*                                   7,200         526,392
Robert Half
  International, Inc.*                                     5,900         137,706
Ryder System, Inc.                                         4,300         146,845
                                                                   -------------
                                                                      13,723,979
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
COMMUNICATIONS -- 1.3%
ADC
  Telecommunications, Inc.*                               54,900   $     163,053
Andrew Corp.*                                             10,500         120,855
Avaya, Inc.*                                              33,700         436,078
Citizens
  Communications Co.*                                     19,400         240,948
Lucent
  Technologies, Inc.*                                    284,000         806,560
Network Appliance, Inc.*                                  23,400         480,402
Nextel Communications,
   Inc. Cl. A*                                            75,000       2,104,500
Qualcomm, Inc.                                            54,100       2,917,613
SBC Communications, Inc.                                 226,836       5,913,615
Scientific-Atlanta, Inc.                                  29,400         802,620
Tellabs, Inc.*                                            25,400         214,122
                                                                   -------------
                                                                      14,200,366
                                                                   -------------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                           196,000       2,757,720
                                                                   -------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.1%
Autodesk, Inc.                                             9,400         231,052
Computer Sciences Corp.*                                  11,600         513,068
Teradyne, Inc.*                                           11,700         297,765
Unisys Corp.*                                             24,600         365,310
                                                                   -------------
                                                                       1,407,195
                                                                   -------------
COMPUTERS & INFORMATION -- 2.4%
Apple Computer, Inc.*                                     34,100         728,717
Cisco Systems, Inc.*                                     479,094      11,637,193
Comverse Technology, Inc.*                                10,500         184,695
Dell, Inc.*                                              224,200       7,613,832
EMC Corp.*                                               185,300       2,394,076
Gateway, Inc.*                                            22,200         102,120
International Game
  Technology                                              25,500         910,350
Jabil Circuit, Inc.*                                      11,700         331,110
Lexmark International, Inc.*                              20,000       1,572,800
Solectron Corp.*                                         103,800         613,458
Symbol Technologies, Inc.                                 13,500         228,015
                                                                   -------------
                                                                      26,316,366
                                                                   -------------
COMPUTERS & OFFICE EQUIPMENT -- 1.6%
Electronic Data
  Systems Corp.                                           32,700         802,458
Hewlett-Packard Co.                                      208,362       4,786,075
International Business
  Machines Corp.                                         118,100      10,945,508
Pitney Bowes, Inc.                                        15,500         629,610
                                                                   -------------
                                                                      17,163,651
                                                                   -------------

CONTAINERS -- 0.2%
Ball Corp.                                                 4,600         274,022
Bemis Co., Inc.                                            3,500         175,000
Pactiv Corp.*                                             10,700   $     255,730
Sealed Air Corp.*                                         15,100         817,514
Temple-Inland, Inc.                                       15,200         952,584
                                                                   -------------
                                                                       2,474,850
                                                                   -------------

COSMETICS & PERSONAL CARE -- 1.5%
Alberto-Culver Co. Cl. B                                   4,200         264,936
Avon Products, Inc.                                       16,200       1,093,338
Colgate-Palmolive Co.                                     18,300         915,915
The Gillette Co.                                          70,000       2,571,100
Kimberly-Clark Corp.                                      34,700       2,050,423
The Procter & Gamble Co.                                  88,952       8,884,526
                                                                   -------------
                                                                      15,780,238
                                                                   -------------

DATA PROCESSING & PREPARATION -- 0.5%
Automatic Data
  Processing, Inc.                                        40,800       1,616,088
Deluxe Corp.                                              19,700         814,201
First Data Corp.                                          28,200       1,158,738
Fiserv, Inc.*                                             12,600         497,826
IMS Health, Inc.                                          17,700         440,022
NCR Corp.*                                                21,200         822,560
                                                                   -------------
                                                                       5,349,435
                                                                   -------------

ELECTRIC UTILITIES -- 1.6%
AES Corp.*                                                25,300         238,832
Ameren Corp.                                              10,800         496,800
American Electric
  Power Co.                                               17,000         518,670
Calpine Corp.*                                            27,200         130,832
CenterPoint Energy, Inc.                                  53,400         517,446
Cinergy Corp.                                              7,300         283,313
Consolidated Edison, Inc.                                  4,900         210,749
Constellation Energy
  Group, Inc.                                             10,900         426,844
Dominion Resources, Inc.                                  15,400         982,982
DTE Energy Co.                                             6,900         271,860
Duke Energy Corp.                                         36,500         746,425
Edison International*                                    109,200       2,394,756
Entergy Corp.                                             16,700         954,071
Exelon Corp.                                              32,100       2,130,156
FirstEnergy Corp.                                          7,500         264,000
FPL Group, Inc.                                           12,300         804,666
NiSource, Inc.                                            18,500         405,890
PG&E Corp.*                                               27,600         766,452
Pinnacle West Capital Corp.                                  600          24,012
PPL Corp.                                                 12,500         546,875
Progress Energy, Inc.                                     10,400         470,704
Public Service
  Enterprise Group, Inc.                                  16,700         731,460
Southern Co.                                              72,300       2,187,075
TXU Corp.                                                 22,000         521,840
                                                                   -------------
                                                                      17,026,710
                                                                   -------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.0%
Advanced Micro
  Devices, Inc.*                                          36,600   $     545,340
Altera Corp.*                                             26,100         592,470
American Power
  Conversion Corp.                                        12,200         298,290
Analog Devices, Inc.                                      24,900       1,136,685
Applied Micro
  Circuits Corp.*                                         23,000         137,540
Broadcom Corp. Cl. A*                                     20,300         692,027
Emerson Electric Co.                                      28,400       1,838,900
General Electric Co.                                     683,900      21,187,222
Intel Corp.                                              517,700      16,669,940
JDS Uniphase Corp.*                                       97,600         356,240
Johnson Controls, Inc.                                     5,900         685,108
Kla-Tencor Corp.*                                          5,900         346,153
Linear Technology Corp.                                   21,300         896,091
LSI Logic Corp.*                                          23,400         207,558
Maxim Integrated
  Products, Inc.                                          22,100       1,100,580
Micron Technology, Inc.*                                  41,600         560,352
Molex, Inc.                                               12,500         436,125
National
  Semiconductor Corp.*                                    16,800         662,088
Novellus Systems, Inc.*                                    5,500         231,275
PMC-Sierra, Inc.*                                         12,100         243,815
Qlogic Corp.*                                              6,100         314,760
Rockwell Automation, Inc.                                 10,800         384,480
Sanmina-SCI Corp.*                                        40,200         506,922
Texas Instruments, Inc.                                  118,100       3,469,778
Thomas & Betts Corp.                                       4,200          96,138
Xilinx, Inc.*                                             23,200         898,768
                                                                   -------------
                                                                      54,494,645
                                                                   -------------

ENERGY -- 4.3%
Amerada Hess Corp.                                         5,700         303,069
Anadarko Petroleum Corp.                                  21,500       1,096,715
Apache Corp.                                              10,161         824,057
Burlington Resources, Inc.                                12,700         703,326
ChevronTexaco Corp.                                       99,992       8,638,309
ConocoPhillips                                            86,154       5,649,118
Devon Energy Corp.                                        32,300       1,849,498
EOG Resources, Inc.                                        7,200         332,424
Exxon Mobil Corp.                                        390,898      16,026,818
Halliburton Co.                                           41,400       1,076,400
Kerr-McGee Corp.                                             300          13,947
KeySpan Corp.                                             10,600         390,080
Kinder Morgan, Inc.                                        8,700         514,170
Marathon Oil Corp.                                        27,100         896,739
Nabors Industries Limited*                                13,800         572,700
Nicor, Inc.                                                3,500         119,140
Noble Corp.*                                              12,600         450,828
Occidental Petroleum Corp.                                25,700       1,085,568

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
Peoples Energy Corp.                                       2,700   $     113,508
Schlumberger Limited                                      55,100       3,015,072
Sempra Energy                                             30,600         919,836
Sunoco, Inc.                                              18,200         930,930
Unocal Corp.                                               2,900         106,807
The Williams
  Companies, Inc.                                         49,100         482,162
Xcel Energy, Inc.                                         26,800         455,064
                                                                   -------------
                                                                      46,566,285
                                                                   -------------

ENTERTAINMENT & LEISURE -- 0.4%
Brunswick Corp.                                            5,100         162,333
Harrah's
  Entertainment, Inc.                                      9,400         467,838
The Walt Disney Co.                                      150,900       3,520,497
                                                                   -------------
                                                                       4,150,668
                                                                   -------------

FINANCIAL SERVICES -- 2.4%
American Express Co.                                      43,900       2,117,297
Apartment Investment &
  Management Co. Cl. A                                     6,300         217,350
Bear Stearns
  Companies, Inc.                                         17,800       1,423,110
Countrywide
  Financial Corp.                                         20,800       1,577,680
Franklin Resources, Inc.                                  16,600         864,196
The Goldman Sachs
  Group, Inc.                                             31,900       3,149,487
Huntington
  Bancshares, Inc.                                        17,500         393,750
Janus Capital
  Group, Inc.                                             16,300         267,483
Lehman Brothers
  Holdings, Inc.                                          26,500       2,046,330
MBNA Corp.                                               117,350       2,916,148
Merrill Lynch &
  Co., Inc.                                               62,900       3,689,085
Morgan Stanley                                            74,300       4,299,741
PNC Financial
  Services Group, Inc.                                    18,400       1,007,032
Price (T. Rowe)
  Group, Inc.                                              8,700         412,467
ProLogis Trust                                             1,900          60,971
The Schwab
  (Charles) Corp.                                         92,400       1,094,016
Simon Property
  Group, Inc.                                              8,500         393,890
                                                                   -------------
                                                                      25,930,033
                                                                   -------------

FOODS -- 1.0%
Archer-Daniels-Midland Co.                                60,535         921,343
Campbell Soup Co.                                         17,900         479,720
ConAgra Foods, Inc.                                       23,500         620,165
General Mills, Inc.                                       10,100         457,530
Heinz (H. J.) Co.                                         24,200   $     881,606
Hershey Foods Corp.                                        9,000         692,910
Kellogg Co.                                               28,000       1,066,240
The Kroger Co.*                                           51,600         955,116
McCormick & Co., Inc.                                      1,000          30,100
Sara Lee Corp.                                            53,200       1,154,972
Starbucks Corp.*                                          17,500         578,550
SuperValu, Inc.                                            8,900         254,451
Sysco Corp.                                               71,500       2,661,945
Wrigley (Wm.) Jr. Co.                                      5,600         314,776
                                                                   -------------
                                                                      11,069,424
                                                                   -------------

FOREST PRODUCTS & PAPER -- 0.4%
Boise Cascade Corp.                                        4,100         134,726
Georgia-Pacific Corp.                                     41,700       1,278,939
International Paper Co.                                   19,000         819,090
MeadWestvaco Corp.                                        13,900         413,525
Plum Creek
  Timber Co., Inc.                                           600          18,270
Weyerhaeuser Co.                                          19,000       1,216,000
                                                                   -------------
                                                                       3,880,550
                                                                   -------------

HEALTHCARE -- 0.4%
Express Scripts, Inc.*                                     5,000         332,150
Humana, Inc.*                                             11,200         255,920
Manor Care, Inc.                                           6,100         210,877
UnitedHealth Group, Inc.                                  41,200       2,397,016
Wellpoint Health
  Networks, Inc.*                                         14,000       1,357,860
                                                                   -------------
                                                                       4,553,823
                                                                   -------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Centex Corp.                                               3,300         355,245
KB Home                                                    2,700         195,804
Maytag Corp.                                               4,100         114,185
Pulte Homes, Inc.                                         13,900       1,301,318
Whirlpool Corp.                                            4,300         312,395
                                                                   -------------
                                                                       2,278,947
                                                                   -------------

HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                      31,100       1,533,852
The Clorox Co.                                            14,900         723,544
Corning, Inc.*                                           122,000       1,272,460
Fortune Brands, Inc.                                       7,100         507,579
Newell Rubbermaid, Inc.                                    8,200         186,714
Sherwin-Williams Co.                                      25,700         892,818
Snap-On, Inc.                                              1,900          61,256
The Stanley Works                                          2,600          98,462
Tupperware Corp.                                           3,800          65,892
                                                                   -------------
                                                                       5,342,577
                                                                   -------------

INDUSTRIAL - DIVERSIFIED -- 1.4%
3M Co.                                                    53,400       4,540,602
Cooper Industries
  Limited Cl. A                                            7,000   $     405,510
Danaher Corp.                                             10,200         935,850
Eaton Corp.                                                7,400         799,052
Illinois Tool Works, Inc.                                 21,000       1,762,110
ITT Industries, Inc.                                       6,300         467,523
Textron, Inc.                                             39,400       2,248,164
Tyco International Limited                               136,331       3,612,772
                                                                   -------------
                                                                      14,771,583
                                                                   -------------

INFORMATION RETRIEVAL SERVICES -- 0.2%
Yahoo!, Inc.*                                             43,400       1,960,378
                                                                   -------------

INSURANCE -- 2.9%
ACE Limited                                               18,200         753,844
Aetna, Inc.                                               10,700         723,106
AFLAC, Inc.                                               34,500       1,248,210
Allstate Corp.                                            48,100       2,069,262
Ambac Financial
  Group, Inc.                                              7,900         548,181
American International
  Group, Inc.                                            131,015       8,683,674
Anthem, Inc.*                                              9,600         720,000
Aon Corp.                                                 12,900         308,826
Chubb Corp.                                               12,700         864,870
Cigna Corp.                                               23,600       1,357,000
Cincinnati Financial Corp.                                 6,500         272,220
The Hartford Financial
  Services Group, Inc.                                    11,000         649,330
Jefferson-Pilot Corp.                                      9,600         486,240
John Hancock
  Financial Services, Inc.                                19,200         720,000
Lincoln National Corp.                                    46,800       1,889,316
Loews Corp.                                                7,800         385,710
Marsh & McLennan
  Companies, Inc.                                          5,600         268,184
MBIA, Inc.                                                13,750         814,413
Metlife, Inc.                                             72,500       2,441,075
Principal Financial
  Group, Inc.                                             30,000         992,100
Progressive Corp.                                         14,300       1,195,337
Prudential Financial, Inc.                                37,300       1,558,021
Safeco Corp.                                               9,200         358,156
The St. Paul
  Companies, Inc.                                         21,000         832,650
Torchmark Corp.                                            8,200         373,428
Travelers Property
  Casualty Corp. Cl. B                                    67,700       1,148,869
UnumProvident Corp.                                       19,900         313,823
XL Capital Limited Cl. A                                     700          54,285
                                                                   -------------
                                                                      32,030,130
                                                                   -------------

LODGING -- 0.2%
Hilton Hotels Corp.                                       27,900         477,927

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
Marriott International,
  Inc. Cl. A                                              17,300   $     799,260
Starwood Hotels &
  Resorts Worldwide, Inc.                                 14,900         535,953
                                                                   -------------
                                                                       1,813,140
                                                                   -------------

MACHINERY & COMPONENTS -- 0.3%
Baker Hughes, Inc.                                           500          16,080
Caterpillar, Inc.                                            200          16,604
Cummins, Inc.                                              2,800         137,032
Deere & Co.                                               16,000       1,040,800
Dover Corp.                                               13,900         552,525
Ingersoll-Rand Co. Cl. A                                  11,600         787,408
Pall Corp.                                                 8,700         233,421
Parker-Hannifin Corp.                                      7,500         446,250
                                                                   -------------
                                                                       3,230,120
                                                                   -------------

MANUFACTURING -- 0.2%
American Standard
  Companies, Inc.*                                           200          20,140
Applied Materials, Inc.*                                 113,100       2,539,095
                                                                   -------------
                                                                       2,559,235
                                                                   -------------

MEDICAL SUPPLIES -- 1.3%
Agilent Technologies, Inc.*                               41,900       1,225,156
Allergan, Inc.                                               900          69,129
Applied Biosystems Group-
  Applera Corp.                                           14,500         300,295
Bard (C.R.), Inc.                                         12,900       1,048,125
Bausch & Lomb, Inc.                                       19,800       1,027,620
Baxter International, Inc.                                41,500       1,266,580
Becton, Dickinson & Co.                                   17,700         728,178
Biomet, Inc.                                               1,900          69,179
Boston Scientific Corp.*                                  33,200       1,220,432
Guidant Corp.                                             38,400       2,311,680
Medtronic, Inc.                                           57,200       2,780,492
St. Jude Medical, Inc.*                                      700          42,945
Stryker Corp.                                             13,800       1,173,138
Tektronix, Inc.                                            6,300         199,080
Thermo Electron Corp.*                                       500          12,600
Waters Corp.*                                              5,100         169,116
Zimmer Holdings, Inc.*                                     9,800         689,920
                                                                   -------------
                                                                      14,333,665
                                                                   -------------

METALS & MINING -- 0.3%
Alcoa, Inc.                                               39,000       1,482,000
Crane Co.                                                  4,400         135,256
Freeport-McMoRan
  Copper & Gold,
  Inc. Cl. B                                               7,900         332,827
Newmont Mining Corp.                                      20,300         986,783
Phelps Dodge Corp.*                                        4,200         319,578
                                                                   -------------
                                                                       3,256,444
                                                                   -------------

PHARMACEUTICALS -- 5.7%
Abbott Laboratories                                      108,400   $   5,051,440
AmerisourceBergen Corp.                                   12,300         690,645
Amgen, Inc.*                                              89,508       5,531,594
Bristol-Myers Squibb Co.                                 134,500       3,846,700
Cardinal Health, Inc.                                      3,500         214,060
Eli Lilly & Co.                                           54,400       3,825,952
Genzyme Corp.*                                             8,700         429,258
Johnson & Johnson                                        205,920      10,637,827
King
  Pharmaceuticals, Inc.*                                 108,200       1,651,132
McKesson Corp.                                            32,000       1,029,120
Medco Health
  Solutions, Inc.*                                        18,379         624,702
Merck & Co., Inc.                                        155,300       7,174,860
Pfizer, Inc.                                             460,043      16,253,319
Schering-Plough Corp.                                      3,700          64,343
Sigma-Aldrich Corp.                                        5,700         325,926
Watson
  Pharmaceutical, Inc.*                                    7,500         345,000
Wyeth                                                     90,800       3,854,460
                                                                   -------------
                                                                      61,550,338
                                                                   -------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                         22,700         582,709
                                                                   -------------
PREPACKAGED SOFTWARE -- 3.2%
Adobe Systems, Inc.                                       30,900       1,214,370
BMC Software, Inc.*                                       17,500         326,375
Citrix Systems, Inc.*                                     32,000         678,720
Computer Associates
  International, Inc.                                     38,800       1,060,792
Compuware Corp.*                                          15,700          94,828
Electronic Arts, Inc.*                                    15,600         745,368
Intuit, Inc.*                                             14,000         740,740
Microsoft Corp.                                          738,162      20,328,981
Novell, Inc.*                                             27,100         285,092
Oracle Corp.*                                            357,260       4,715,832
Peoplesoft, Inc.*                                         34,100         777,480
Siebel Systems, Inc.*                                     33,700         467,419
SunGard Data
  Systems, Inc.*                                          19,200         532,032
Symantec Corp.*                                           41,800       1,448,370
Veritas Software Corp.*                                   41,789       1,552,879
                                                                   -------------
                                                                      34,969,278
                                                                   -------------

REAL ESTATE -- 0.1%
Equity Office
  Properties Trust                                        37,800       1,082,970
Equity Residential                                        18,000         531,180
                                                                   -------------
                                                                       1,614,150
                                                                   -------------

RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                                   7,350         154,644
McDonald's Corp.                                         126,200   $   3,133,546
Wendy's International, Inc.                                9,700         380,628
Yum! Brands, Inc.*                                        21,700         746,480
                                                                   -------------
                                                                       4,415,298
                                                                   -------------

RETAIL -- 4.1%
AutoZone, Inc.*                                           17,800       1,516,738
Bed Bath & Beyond, Inc.*                                  19,700         853,995
Best Buy Co., Inc.                                        32,350       1,689,964
Big Lots, Inc.*                                            8,800         125,048
Costco Wholesale Corp.*                                   41,300       1,535,534
CVS Corp.                                                 35,600       1,285,872
Dollar General Corp.                                      36,000         755,640
Family Dollar Stores, Inc.                                12,600         452,088
Federated
  Department Stores, Inc.                                 32,900       1,550,577
The Home Depot, Inc.                                     201,400       7,147,686
J.C. Penney Company, Inc.                                 18,000         473,040
Lowe's Companies, Inc.                                    71,000       3,932,690
The May
  Department Stores Co.                                   25,900         752,913
RadioShack Corp.                                          56,500       1,733,420
Sears, Roebuck and Co.                                    26,900       1,223,681
Staples, Inc.*                                            32,600         889,980
TJX Companies, Inc.                                       34,000         749,700
Walgreen Co.                                              68,000       2,473,840
Wal-Mart Stores, Inc.                                    290,160      15,392,988
                                                                   -------------
                                                                      44,535,394
                                                                   -------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                         24,400         552,660
Winn-Dixie Stores, Inc.                                   10,600         105,470
                                                                   -------------
                                                                         658,130
                                                                   -------------

TELEPHONE UTILITIES -- 1.5%
Alltel Corp.                                              13,100         610,198
AT&T Corp.                                                87,180       1,769,754
BellSouth Corp.                                          176,700       5,000,610
CenturyTel, Inc.                                          10,100         329,462
Sprint Corp. (FON Group)                                 105,600       1,733,952
Sprint Corp. (PCS Group)*                                 42,400         238,288
Verizon
  Communications, Inc.                                   188,068       6,597,425
                                                                   -------------
                                                                      16,279,689
                                                                   -------------

TOBACCO -- 0.8%
Altria Group, Inc.                                       139,200       7,575,264
Reynolds (R.J.)
  Tobacco Holdings, Inc.                                   6,600         383,790
UST, Inc.                                                  6,900         246,261
                                                                   -------------
                                                                       8,205,315
                                                                   -------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                              75,200       1,600,256
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                                     NUMBER OF        MARKET
                                                      SHARES           VALUE
                                                   -------------   -------------
TRANSPORTATION -- 1.2%
Burlington Northern
  Santa Fe Corp.                                          22,700   $     734,345
Carnival Corp.                                            46,500       1,847,445
CSX Corp.                                                    600          21,564
FedEx Corp.                                               25,000       1,687,500
Norfolk Southern Corp.                                    14,300         338,195
Union Pacific Corp.                                       15,500       1,076,940
United Parcel Service,
  Inc. Cl. B                                             100,400       7,484,820
                                                                   -------------
                                                                      13,190,809
                                                                   -------------
TRAVEL -- 0.0%
Sabre Holdings Corp.                                       4,500          97,155
                                                                   -------------
TOTAL EQUITIES
(COST $531,991,607)                                                  697,017,045
                                                                   -------------
RIGHTS -- 0.0%
Computers & Information
  Seagate Technology*+                                    21,700               -
                                                                   -------------
TOTAL RIGHTS
(COST $0)                                                                      -
                                                                   -------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
BONDS & NOTES -- 28.0%

ASSET BACKED SECURITIES -- 0.8%
Chase Mortgage Finance Co.
  Series 2003-S11, Class 1A-1
  5.000% 10/25/2033                                $   2,628,182       2,563,957
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                    1,900,000       1,926,490
Metlife Capital Equipment
  Loan Trust Series
  1997-A, Class A
  6.850% 05/20/2008                                      359,163         362,474
Option One Mortgage
  Securities Corp. Trust
  Series 2002-2A,
  Class CFTS++
  8.830% 06/26/2032                                        9,970           9,981
Railcar Trust
  Series 1992-1, Class A
  7.750% 06/01/2004                                      133,180         135,427
Travelers Funding Limited
  Series 1A, Class A1++
  6.300% 02/18/2014                                    2,925,831       3,072,123

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
Vanderbilt Mortgage
  and Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                $   1,250,000   $   1,274,219
                                                                   -------------

TOTAL ASSET BACKED
SECURITIES
(COST $9,124,558)                                                      9,344,671
                                                                   -------------

CORPORATE DEBT -- 13.9%
American General
  Finance Corp.
  5.875% 07/14/2006                                      775,000         836,325
American Honda
  Finance Corp.++
  3.850% 11/06/2008                                      700,000         704,847
Anheuser-Busch Cos., Inc.
  5.050% 10/15/2016                                      725,000         720,225
Anheuser-Busch Cos., Inc.
  6.500% 02/01/2043                                      775,000         841,855
AOL Time Warner, Inc.
  5.625% 05/01/2005                                    2,040,000       2,135,458
Aramark Services, Inc.
  8.150% 05/01/2005                                      750,000         802,621
Arrow Electronics, Inc.**
  8.700% 10/01/2005                                    1,460,000       1,596,338
Avnet, Inc.
  8.000% 11/15/2006                                      545,000         589,962
BP Capital Markets PLC
  2.750% 12/29/2006                                    2,000,000       2,003,128
Buckeye Partners LP
  4.625% 07/15/2013                                      350,000         336,553
Cabot Corp.++
  5.250% 09/01/2013                                      425,000         421,385
Carolina Power & Light Co.
  6.125% 09/15/2033                                      650,000         668,069
Cendant Corp.
  7.375% 01/15/2013                                      750,000         859,725
Certegy, Inc.
  4.750% 09/15/2008                                      220,000         225,541
Champion
  International Corp.
  6.400% 02/15/2026                                    1,000,000       1,088,254
Cinergy Corp.
  6.250% 09/01/2004                                    2,000,000       2,051,598
CIT Group, Inc.
  7.375% 04/02/2007                                      900,000       1,016,541
Colonial Pipeline Co.++
  7.630% 04/15/2032                                      750,000         917,777
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                    2,500,000       2,898,447
Cox Communications, Inc.
  6.750% 03/15/2011                                      400,000         453,166
Cox Enterprises, Inc.++
  4.375% 05/01/2008                                $     350,000   $     355,559
Crane Co.
  5.500% 09/15/2013                                      200,000         204,657
CRH America, Inc.
  6.400% 10/15/2033                                      325,000         332,386
CSX Corp.
  7.250% 05/01/2027                                    2,200,000       2,464,176
DaimlerChrysler
  NA Holding Corp.
  4.050% 06/04/2008                                    2,000,000       1,986,384
Deutsche Telekom
  International Finance BV
  5.250% 07/22/2013                                      325,000         328,321
Deutsche Telekom
  International Finance BV
  8.250% 06/15/2005                                      850,000         922,042
Diageo Finance BV
  3.000% 12/15/2006                                      500,000         502,615
Dominion
  Resources, Inc.**
  7.820% 09/15/2004                                    2,130,000       2,222,864
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                    1,000,000       1,036,830
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                    1,800,000       2,108,804
Electronic Data Systems
  Corp. Series B
  6.000% 08/01/2013                                      125,000         122,829
Emerald Investment
  Grade CBO Limited++
  1.967% 05/24/2011                                    2,952,588       2,804,958
Enbridge Energy
  Partners LP
  4.750% 06/01/2013                                      350,000         338,058
Entergy Gulf States, Inc.++
  5.250% 08/01/2015                                    1,675,000       1,617,422
ERAC USA Finance Co.++
  6.750% 05/15/2007                                    1,000,000       1,102,375
Exelon
  Generation Co. LLC
  6.950% 06/15/2011                                      350,000         393,050
First Industrial LP
  7.600% 05/15/2007                                      700,000         789,367
Ford Motor Co.
  6.375% 02/01/2029                                      965,000         860,900
Ford Motor Co.
  6.625% 02/15/2028                                      900,000         828,608
Ford Motor Credit Co.
  5.625% 10/01/2008                                      300,000         307,978
Ford Motor Credit Co.
  7.000% 10/01/2013                                      800,000         843,743

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
Ford Motor Credit Co.**
  7.375% 10/28/2009                                $     750,000   $     823,621
France Telecom SA
  9.750% 03/01/2031                                      300,000         398,602
Franklin Resources, Inc.
  3.700% 04/15/2008                                      800,000         795,659
General American
  Transportation Corp.
  6.750% 03/01/2006                                      790,000         821,417
General Mills, Inc.
  2.625% 10/24/2006                                    3,325,000       3,306,756
General Mills, Inc.
  8.900% 06/15/2006                                    2,250,000       2,589,901
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                    1,000,000       1,071,759
General Motors Corp.
  7.200% 01/15/2011                                      950,000       1,044,512
General Motors Corp.
  8.375% 07/15/2033                                      520,000         603,623
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                    1,800,000       2,049,698
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                      500,000         491,250
Household Finance Corp.
  4.125% 12/15/2008                                    1,800,000       1,815,741
Household Finance Corp.
  6.375% 10/15/2011                                    1,125,000       1,238,832
Household Finance Corp.
  6.375% 11/27/2012                                      775,000         850,217
ICI Wilmington, Inc.
  7.050% 09/15/2007                                      735,000         813,256
Inco Limited
  5.700% 10/15/2015                                      550,000         555,563
International Game
  Technology
  8.375% 05/15/2009                                      325,000         389,044
International Paper Co.
  5.500% 01/15/2014                                      800,000         802,972
Interpool, Inc.
  7.350% 08/01/2007                                    1,000,000         961,250
Jefferies Group, Inc.
  7.750% 03/15/2012                                      900,000       1,006,816
JP Morgan Chase & Co.
  3.125% 12/11/2006                                    1,000,000       1,008,137
Kern River
  Funding Corp.++
  4.893% 04/30/2018                                      731,679         728,152
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                    1,325,000       1,529,208
The Kroger Co.
  6.750% 04/15/2012                                    1,000,000       1,108,020
Leucadia
  National Corp.**
  7.750% 08/15/2013                                $   1,150,000   $   1,201,750
Liberty Media Corp.
  3.500% 09/25/2006                                      500,000         502,498
Liberty Media Corp.
  8.250% 02/01/2030                                    2,695,000       3,224,624
Lockheed Martin Corp.
  8.500% 12/01/2029                                    1,425,000       1,867,282
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                      690,000         768,723
Meritor Automotive, Inc.
  6.800% 02/15/2009                                    2,000,000       2,100,000
Merrill Lynch & Co., Inc.
  2.940% 01/30/2006                                    3,150,000       3,190,635
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                    1,050,000       1,032,281
Miller Brewing Co.++
  5.500% 08/15/2013                                      500,000         510,821
Millipore Corp.
  7.500% 04/01/2007                                    4,250,000       4,632,500
Mobil Corp.
  8.625% 08/15/2021                                    2,000,000       2,677,088
Mohawk Industries,
  Inc. Series D
  7.200% 04/15/2012                                      750,000         851,911
National Rural
  Utilities Cooperative
  Finance Corp.
  8.000% 03/01/2032                                    1,950,000       2,428,711
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                      320,000         309,619
News America
  Holdings, Inc.
  9.250% 02/01/2013                                    2,000,000       2,580,006
Nisource Finance Corp.
  3.200% 11/01/2006                                      480,000         483,876
Norske
  Skogindustrier ASA++
  6.125% 10/15/2015                                      675,000         683,512
North Finance
  (Bermuda) Limited++
  7.000% 09/15/2005                                    4,000,000       4,269,400
Oak Hill
  Securities Fund II++
  8.920% 10/15/2006                                      500,000         530,821
Piedmont Natural Gas Co.
  Series E
  6.000% 12/19/2033                                      400,000         395,620
Precision
  Castparts Corp.++
  5.600% 12/15/2013                                    1,125,000       1,131,747
Progress Energy, Inc.
  6.550% 03/01/2004                                $   1,490,000   $   1,501,115
PSEG Power LLC
  5.500% 12/01/2015                                      600,000         600,848
Public Service Co.
  of Colorado Series 15
  5.500% 04/01/2014                                      850,000         883,796
Qwest Corp.++
  9.125% 03/15/2012                                      850,000         975,375
The Rouse Co.
  5.375% 11/26/2013                                      500,000         497,380
Ryder System, Inc.
  6.600% 11/15/2005                                    3,500,000       3,724,427
Safeway, Inc.
  2.500% 11/01/2005                                    1,600,000       1,584,506
Sealed Air Corp.++
  5.625% 07/15/2013                                      675,000         690,721
Simon Property Group LP
  6.875% 11/15/2006                                      750,000         835,601
SLM Corp.
  5.000% 10/01/2013                                    2,475,000       2,459,237
SP PowerAssets
  Limited++
  5.000% 10/22/2013                                      425,000         427,258
Sprint Capital Corp.
  6.900% 05/01/2019                                    2,000,000       2,043,078
Sprint Capital Corp.
  8.375% 03/15/2012                                      200,000         233,560
Steelcase, Inc.
  6.375% 11/15/2006                                      300,000         313,723
SuperValu, Inc.**
  7.875% 08/01/2009                                    2,000,000       2,332,888
Tenet Healthcare Corp.
  6.375% 12/01/2011                                      750,000         720,000
Textron Financial Corp.
  Series E
  2.690% 10/03/2006                                    1,710,000       1,698,485
Thomas & Betts Corp.
  8.250% 01/15/2004                                    1,000,000       1,000,000
Timken Co. Series A
  6.750% 08/21/2006                                      500,000         511,324
Toro Co.
  7.800% 06/15/2027                                    1,300,000       1,433,288
Toyota Motor
  Credit Corp.
  4.350% 12/15/2010                                    1,400,000       1,419,103
TransAlta Corp.
  5.750% 12/15/2013                                    1,000,000       1,004,994
Tri-State Generation &
  Transmission Association
  Series 2003, Class A++
  6.040% 01/31/2018                                      550,000         564,982

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
Tri-State Generation &
  Transmission Association
  Series 2003, Class B++
  7.144% 07/31/2033                                $     425,000   $     452,289
Tyco International
  Group SA
  6.375% 02/15/2006                                    1,300,000       1,384,500
Tyco International
  Group SA
  6.375% 10/15/2011                                    1,350,000       1,442,812
US Airways,
  Inc. Cl. B* +++
  7.500% 04/15/2008                                      869,681               -
USA Interactive
  7.000% 01/15/2013                                      700,000         771,805
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                    1,400,000       1,644,594
VF Corp.++
  6.000% 10/15/2033                                      300,000         296,682
Vodafone Group PLC
  5.375% 01/30/2015                                      100,000         100,926
Vulcan Materials Co.
  6.000% 04/01/2009                                    1,250,000       1,359,720
The Walt Disney Co.
  6.750% 03/30/2006                                      650,000         706,970
Washington Mutual, Inc.
  2.400% 11/03/2005                                    1,600,000       1,604,054
Wells Fargo
  Financial Corp.
  7.000% 11/01/2005                                    2,500,000       2,724,750
Weyerhaeuser Co.
  5.500% 03/15/2005                                      850,000         884,898
WorldCom, Inc.* +++
  6.500% 05/15/2004                                    1,810,000         606,350
WorldCom, Inc.* +++
  8.250% 05/15/2031                                      610,000         204,350
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                    2,550,000       2,654,152
                                                                   -------------
TOTAL CORPORATE DEBT
(COST $145,201,945)                                                  150,113,713
                                                                   =============
MUNICIPAL OBLIGATIONS -- 0.1%
GENERAL OBLIGATIONS
Illinois State
  Taxable Pension
  5.100% 06/01/2033                                    1,450,000       1,333,232
                                                                   -------------

TOTAL MUNICIPAL OBLIGATIONS
(COST $1,450,000)                                                      1,333,232
                                                                   =============

NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 2.0%
COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                $   1,396,746   $   1,497,075
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960% 11/11/2030                                    1,747,113       1,856,453
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A++
  8.000% 08/27/2032                                       70,767          70,767
MASTR Asset
  Securitization Trust
  Series 2002-6, Class 6A1
  6.500% 10/25/2032                                      437,114         450,070
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1, Class A1
  6.310% 11/15/2026                                    1,733,093       1,783,800
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B++
  7.491% 03/25/2022                                    3,000,000       3,188,789
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1++
  5.323% 02/18/2034                                    2,140,965       2,220,399
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B++
  6.920% 02/03/2014                                    3,000,000       3,381,260
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                      503,111         510,230
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                    2,552,037       2,582,691
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                    1,258,840       1,355,445
Washington Mutual,
  Inc. Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                $   3,235,822   $   3,156,786
                                                                   -------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $21,332,862)                                                    22,053,765
                                                                   =============

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 8.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 0.9%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                      819,085         877,253
                                                                   =============

PASS-THROUGH SECURITIES -- 0.8%
FHLMC
  6.000% 09/01/2016-
         02/01/2018                                    1,593,762       1,676,518
FHLMC
  6.500% 08/01/2016-
         08/01/2032                                    4,101,866       4,319,555
FHLMC
  7.500% 02/01/2030-
         03/01/2031                                    2,234,559       2,402,583
FHLMC
  8.000% 08/01/2026-
         03/01/2028                                      606,861         660,791
FHLMC
  9.000% 03/01/2017                                       59,631          65,356
                                                                   -------------
TOTAL PASS-THROUGH SECURITIES                                          9,124,803
                                                                   -------------

TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION (FHLMC)                                          10,002,056
                                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 4.9%
PASS-THROUGH SECURITIES
FNMA
  4.500% 05/01/2018-
         09/01/2018                                   12,893,662      12,929,925
FNMA
  5.000% 08/01/2033-
         09/01/2033                                   13,863,608      13,737,969
FNMA
  5.500% 02/01/2018                                    2,483,062       2,587,350
FNMA
  6.000% 05/01/2016-
         03/01/2033                                   12,099,080      12,536,329
FNMA
6.500% 10/01/2031-
         09/01/2032                                    4,579,419       4,798,016

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------   -------------
FNMA
  7.000% 01/01/2031-
         05/01/2031                                $   3,393,882   $   3,606,029
FNMA
  7.500% 09/01/2029-
         05/01/2030                                    1,210,347       1,298,760
FNMA
  8.000% 05/01/2013-
         09/01/2031                                    1,014,768       1,098,001
                                                                   -------------

TOTAL PASS-THROUGH SECURITIES                                         52,592,379
                                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (GNMA) -- 2.3%
PASS-THROUGH SECURITIES
GNMA
  5.000% 07/15/2033-
         08/15/2033                                    9,111,120       9,047,769
GNMA
  6.000% 01/15/2032-
         08/15/2032                                    4,649,697       4,845,493
GNMA
  6.500% 10/15/2028-
         03/15/2029                                    5,185,530       5,490,344
GNMA
  7.000% 04/15/2023-
         08/15/2032                                    1,135,053       1,217,196
GNMA
  7.250% 06/20/2021-
         05/20/2022                                    1,899,111       2,040,432
GNMA
  7.500% 09/15/2016-
         10/15/2017                                      731,211         787,316
GNMA
  8.000% 05/15/2005-
         05/15/2008                                      831,703         879,456
GNMA
  9.000% 08/15/2008-
         09/15/2009                                      241,615         262,479
                                                                   -------------

TOTAL PASS-THROUGH SECURITIES                                         24,570,485
                                                                   -------------

OTHER AGENCIES -- 0.0%
PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                                      375,000         363,873
                                                                   -------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $84,354,147)                                                    87,528,793
                                                                   =============

U.S. TREASURY OBLIGATIONS -- 3.1%
U.S. TREASURY BONDS -- 2.2%
U.S. Treasury Bond
  4.375% 08/15/2012                                    2,350,000       2,397,367
U.S. Treasury Bond
  6.125% 08/15/2029                                $   2,785,000   $   3,156,623
U.S. Treasury Bond**
  8.750% 05/15/2017                                   13,000,000      18,230,469
                                                                   -------------

TOTAL U.S. TREASURY BONDS                                             23,784,459
                                                                   -------------

U.S. TREASURY NOTES -- 0.7%
U.S. Treasury Note
  3.625% 05/15/2013                                      450,000         432,703
U.S. Treasury Note
  3.875% 02/15/2013                                    3,125,000       3,060,059
U.S. Treasury Note
  5.625% 05/15/2008                                    3,875,000       4,292,773
                                                                   -------------
TOTAL U.S. TREASURY NOTES                                              7,785,535
                                                                   -------------
U.S. TREASURY STRIPS -- 0.2%
U.S. Treasury Strips
  0.000% 11/15/2021                                    4,100,000       1,558,889
                                                                   -------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $29,709,205)                                                    33,128,883
                                                                   =============

TOTAL BONDS & NOTES
(COST $291,172,717)                                                  303,503,057
                                                                   =============

TOTAL LONG TERM
INVESTMENTS
(COST $823,164,324)                                                1,000,520,102
                                                                   =============

SHORT-TERM INVESTMENTS -- 12.7%

CASH EQUIVALENTS 5.2%***
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 01/15/2004                                      153,463         153,463
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 02/17/2004                                      810,860         810,860
Bank of Nova Scotia
  Eurodollar Time Deposit
  1.080% 03/03/2004                                    2,432,581       2,432,581
Bank of Scotland
  Eurodollar Time Deposit
  1.060% 04/02/2004                                      608,145         608,145
Bank of the West
  Eurodollar Time Deposit
  1.075% 01/14/2004                                      608,145         608,145
Barclays
  Eurodollar Time Deposit
  1.090% 03/05/2004                                    2,027,151       2,027,151
BNP Paribas
  Eurodollar Time Deposit
  0.970% 01/07/2004                                      810,860         810,860
Canadian Imperial Bank
  of Commerce Bank Note
  0.990% 05/18/2004                                $   4,054,302   $   4,054,302
Citigroup
  Eurodollar Time Deposit
  1.080% 01/05/2004                                      405,430         405,430
Citigroup
  Eurodollar Time Deposit
  1.090% 03/04/2004                                    1,621,721       1,621,721
Citigroup
  Eurodollar Time Deposit
  1.100% 01/22/2004                                      405,430         405,430
Credit Agricole Indosuez
  Eurodollar Time Deposit
  1.080% 01/06/2004                                    4,175,931       4,175,931
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                    2,229,866       2,229,866
Fannie Mae
  Discount Note
  1.062% 01/02/2004                                    1,216,290       1,216,290
Fleet National Bank
  Bank Note
  1.000% 01/21/2004                                    2,027,151       2,027,151
Freddie Mac
  Discount Note
  1.062% 01/27/2004                                    1,618,378       1,618,378
General Electric
  Capital Corp.
  1.092% 01/05/2004                                    2,023,468       2,023,468
Goldman Sachs
  Financial Square Prime
  Obligations Money
  Market Fund                                            810,860         810,860
Harris Trust &
  Savings Bank
  Eurodollar Time Deposit
  1.050% 01/29/2004                                      445,973         445,973
Merrill Lynch Premier
  Institutional Money
  Market Fund                                          2,789,406       2,789,406
Merrimac Money
  Market Fund                                          6,730,141       6,730,141
Morgan Stanley
  Dean Witter & Co.
  1.080% 01/29/2004                                    2,108,237       2,108,237
National Bank of
  Commerce Bank Note
  1.120% 05/19/2004                                    1,013,575       1,013,575
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 02/27/2004                                    1,013,575       1,013,575

    The accompanying notes are an integral part of the financial statements.

                                                     PRINCIPAL        MARKET
                                                      AMOUNT           VALUE
                                                   -------------  --------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/09/2004                                $     810,860  $      810,860
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/15/2004                                    2,027,151       2,027,151
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.090% 03/03/2004                                    1,013,575       1,013,575
Southtrust Bank
  Eurodollar Time Deposit
  1.090% 02/17/2004                                    1,216,290       1,216,290
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.080% 02/04/2004                                    1,013,575       1,013,575
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.085% 01/15/2004                                    1,013,575       1,013,575
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.090% 02/24/2004                                    2,027,151       2,027,151
Toronto Dominion Bank
  Eurodollar Time Deposit
  1.100% 01/08/2004                                      405,431         405,431
Wells Fargo
  Eurodollar Time Deposit
  1.070% 01/20/2004                                    4,865,162       4,865,162
                                                                  --------------
                                                                      56,533,709
                                                                  --------------

COMMERCIAL PAPER -- 7.5%
Baxter International, Inc.
  1.070% 01/20/2004                                    1,355,000       1,354,234
Boston Scientific Corp.
  1.160% 01/28/2004                                    2,095,000       2,093,177
British Aero
  North America
  1.250% 01/12/2004                                    2,935,000       2,933,879
Campbell Soup Co.
  1.060% 01/27/2004                                    3,215,000       3,212,539
Campbell Soup Co.
  1.100% 01/05/2004                                      350,000         349,957
Consolidated
  Natural Gas Co.
  1.190% 01/15/2004                                $   1,960,000  $    1,959,093
Countrywide Home
  Loans, Inc.
  1.010% 01/02/2004                                    3,310,000       3,309,907
Dominion Resources, Inc.
  1.150% 01/22/2004                                    5,030,000       5,026,626
Elsevier Finance SA
  1.180% 01/07/2004                                    1,550,000       1,549,695
Elsevier Finance SA
  1.200% 01/05/2004                                    3,915,000       3,914,478
General Mills, Inc.
  1.140% 01/23/2004                                    4,000,000       3,997,213
General Mills, Inc.
  1.150% 02/06/2004                                    2,975,000       2,971,579
ITT Industries, Inc.
  1.150% 01/16/2004                                    3,000,000       2,998,562
KeySpan Corp.
  1.110% 01/21/2004                                    3,000,000       2,998,150
KeySpan Corp.
  1.120% 01/14/2004                                    1,420,000       1,419,426
Kinder Morgan
  Energy Partners LP
  1.150% 01/15/2004                                    2,700,000       2,698,793
Kinder Morgan
  Energy Partners LP
  1.170% 01/16/2004                                    1,400,000       1,399,318
Newell Rubbermaid, Inc.
  1.150% 01/06/2004                                    3,000,000       2,999,521
Praxair, Inc.
  1.170% 01/09/2004                                    3,500,000       3,499,090
Reed Elsevier, Inc.
  1.120% 02/03/2004                                    2,930,000       2,926,992
Reed Elsevier, Inc.
  1.150% 01/07/2004                                    2,000,000       1,999,617
Reed Elsevier, Inc.
  1.180% 01/13/2004                                    1,640,000       1,639,355
Time Warner, Inc.
  1.140% 01/20/2004                                    2,925,000       2,923,240
Time Warner, Inc.
  1.150% 01/29/2004                                    3,300,000       3,297,048
Walt Disney Co.
  1.100% 01/12/2004                                $   3,000,000  $    2,998,992
Washington
  Mutual Finance

  1.100% 01/08/2004                                    4,155,000       4,154,111
Wisconsin
  Electric Power Co.
  1.080% 01/30/2004                                    2,500,000       2,497,825
Wisconsin
  Electric Power Co.
  1.100% 01/13/2004                                    3,750,000       3,748,626
Wisconsin Gas Co.
  1.100% 01/26/2004                                    4,105,000       4,101,864
                                                                  --------------
                                                                      80,972,907
                                                                  --------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                  137,506,616
                                                                  --------------
TOTAL INVESTMENTS -- 104.9%
(COST $960,670,940)****                                            1,138,026,718

OTHER ASSETS/
(LIABILITIES) -- (4.9%)                                              (52,884,296)
                                                                  --------------

NET ASSETS -- 100.0%                                              $1,085,142,422
                                                                  --------------

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.
** All or a portion of this security is segregated to cover forward purchase commitments. (NOTE 2).
***  Represents investments of security lending collateral. (NOTE 2).
**** Aggregate cost for Federal tax purposes. (NOTE 7).
+ This security is valued in good faith under procedures established by the board of directors.
++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003 these securities amounted to a value of $31,129,402 or 2.9% of net assets.
+++  Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2003

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                 -------------   ---------------
EQUITIES -- 98.9%

ADVERTISING -- 0.0%
Monster
  Worldwide, Inc.*                                       1,600   $        35,136
Omnicom Group, Inc.                                      2,500           218,325
                                                                 ---------------
                                                                         253,461
                                                                 ---------------

AEROSPACE & DEFENSE -- 4.3%
Boeing Co.                                              17,500           737,450
General Dynamics Corp.                                   3,000           271,170
Goodrich Corp.                                          49,600         1,472,624
Honeywell
  International, Inc.                                   17,200           574,996
Lockheed Martin Corp.                                  379,900        19,526,860
Northrop
  Grumman Corp.                                          2,700           258,120
Raytheon Co.                                               700            21,028
Rockwell Collins, Inc.                               1,145,900        34,411,377
United
  Technologies Corp.                                     7,100           672,867
                                                                 ---------------
                                                                      57,946,492
                                                                 ---------------

AIR TRANSPORTATION -- 0.0%
Delta Air Lines, Inc.                                    1,900            22,439
Southwest Airlines Co.                                  11,700           188,838
                                                                 ---------------
                                                                         211,277
                                                                 ---------------

APPAREL, TEXTILES & SHOES -- 2.1%
The Gap, Inc.                                           13,500           313,335
Jones Apparel
  Group, Inc.                                            2,400            84,552
Limited Brands                                       1,442,400        26,006,472
Liz Claiborne, Inc.                                      1,800            63,828
Nike, Inc. Cl. B                                         4,100           280,686
Nordstrom, Inc.                                          2,100            72,030
Reebok
  International Limited                                  1,000            39,320
VF Corp.                                                22,400           968,576
                                                                 ---------------
                                                                      27,828,799
                                                                 ---------------

AUTOMOTIVE & PARTS -- 0.6%
American Axle &
  Manufacturing
  Holdings, Inc.*                                        8,000           323,360
Autoliv, Inc.                                           19,700           741,705
AutoNation, Inc.*                                       22,300           409,651
BorgWarner, Inc.                                         3,300           280,731
Cooper Tire &
  Rubber Co.                                               500            10,690
Dana Corp.                                              30,600           561,510
Delphi Corp.                                             8,500            86,785
Ford Motor Co.                                          32,200           515,200
General Motors Corp.                                    40,200   $     2,146,680
Genuine Parts Co.                                       26,900           893,080
Lear Corp.                                              20,400         1,251,132
Magna
  International, Inc. Cl. A                             11,400           912,570
Paccar, Inc.                                             5,400           459,648
                                                                 ---------------
                                                                       8,592,742
                                                                 ---------------

BANKING, SAVINGS & LOANS -- 17.0%
AmSouth Bancorp                                         52,300         1,281,350
Bank of America Corp.                                  365,700        29,413,251
Bank One Corp.                                          72,900         3,323,511
BB&T Corp.                                               1,900            73,416
Capital One
  Financial Corp.                                        3,500           214,515
Charter One
  Financial, Inc.                                        3,365           116,261
Citigroup, Inc.                                      1,030,900        50,039,886
Comerica, Inc.                                          21,100         1,182,866
Fannie Mae                                              32,400         2,431,944
Fifth Third Bancorp                                    253,000        14,952,300
First Tennessee
  National Corp.                                         1,900            83,790
FleetBoston
  Financial Corp.                                       78,700         3,435,255
Freddie Mac                                            519,900        30,320,568
Golden West
  Financial Corp.                                       18,800         1,939,972
J.P. Morgan Chase & Co.                                100,800         3,702,384
KeyCorp                                                 47,500         1,392,700
Marshall and Ilsley Corp.                                3,200           122,400
Mellon Financial Corp.                                   3,900           125,229
National City Corp.                                    411,800        13,976,492
North Fork
  Bancorporation, Inc.                                   1,300            52,611
Northern Trust Corp.                                     3,200           148,544
Providian
  Financial Corp.*                                       4,400            51,216
Regions Financial Corp.                                 33,800         1,257,360
SLM Corp.                                              538,800        20,301,984
SouthTrust Corp.                                         4,900           160,377
State Street Corp.                                       4,900           255,192
SunTrust Banks, Inc.                                    20,400         1,458,600
Synovus Financial Corp.                                    100             2,892
U.S. Bancorp                                           124,900         3,719,522
Union Planters Corp.                                    31,050           977,764
UnionBanCal Corp.                                       21,500         1,237,110
Wachovia Corp.                                          94,300         4,393,437
Washington Mutual, Inc.                                 65,100         2,611,812
Wells Fargo & Co.                                      562,000        33,096,180
Zions Bancorp                                            1,400            85,862
                                                                 ---------------
                                                                     227,938,553
                                                                 ---------------

BEVERAGES -- 2.6%
Anheuser-Busch
  Companies, Inc.                                        8,900   $       468,852
The Coca-Cola Co.                                       37,300         1,892,975
Coca-Cola
  Enterprises, Inc.                                      8,200           179,334
Coors (Adolph) Co. Cl. B                                   700            39,270
Diageo PLC Sponsored
  ADR (United Kingdom)                                 575,000        30,394,500
The Pepsi Bottling
  Group, Inc.                                            4,800           116,064
PepsiCo, Inc.                                           21,400           997,668
                                                                 ---------------
                                                                      34,088,663
                                                                 ---------------

BROADCASTING, PUBLISHING & PRINTING -- 2.5%
American
  Greetings Corp. Cl. A*                                 1,200            26,244
Comcast Corp. Cl. A*                                    80,089         2,632,525
Dow Jones & Co., Inc.                                   10,100           503,485
Gannett Co., Inc.                                      280,700        25,027,212
Knight Ridder, Inc.                                      1,500           116,055
Liberty
  Media Corp. Cl. A*                                    53,500           636,115
The McGraw-Hill
  Companies, Inc.                                        2,300           160,816
Meredith Corp.                                             800            39,048
New York
  Times Co. Cl. A                                        2,400           114,696
Time Warner, Inc.*                                     168,700         3,034,913
Tribune Co.                                                500            25,800
Univision
  Communications,
  Inc. Cl. A*                                            5,200           206,388
Viacom, Inc. Cl. B                                      24,400         1,082,872
                                                                 ---------------
                                                                      33,606,169
                                                                 ---------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.*                                13,000           232,440
Masco Corp.                                              7,200           197,352
Vulcan Materials Co.                                     8,200           390,074
                                                                 ---------------
                                                                         819,866
                                                                 ---------------

CHEMICALS -- 5.7%
Air Products &
  Chemicals, Inc.                                          200            10,566
Ashland, Inc.                                           19,400           854,764
Dow Chemical Co.                                       564,800        23,478,736
Du Pont (E.I.) de
  Nemours & Co.                                        379,500        17,415,255
Engelhard Corp.                                          1,600            47,920
Hercules, Inc.*                                          1,700            20,740

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                 -------------   ---------------
International Flavors &
 Fragrances, Inc.                                          100   $         3,492
The Lubrizol Corp.                                      17,200           559,344
Monsanto Co.                                            23,500           676,330
PPG Industries, Inc.                                   516,200        33,047,124
Praxair, Inc.                                           12,600           481,320
Rohm & Haas Co.                                          3,300           140,943
                                                                 ---------------
                                                                      76,736,534
                                                                 ---------------

COMMERCIAL SERVICES -- 2.2%
Apollo Group, Inc. Cl. A*                                3,300           224,400
Block (H&R), Inc.                                        7,200           398,664
Cendant Corp.*                                          52,700         1,173,629
Concord EFS, Inc.*                                       7,400           109,816
Convergys Corp.*                                        23,000           401,580
Donnelley (R.R.) &
  Sons Co.                                               1,400            42,210
Ecolab, Inc.                                               200             5,474
Equifax, Inc.                                            1,900            46,550
Fluor Corp.                                              7,500           297,300
Moody's Corp.                                            5,800           351,190
Paychex, Inc.                                            7,800           290,160
PerkinElmer, Inc.                                        9,500           162,165
Quest Diagnostics, Inc.*                                 1,600           116,976
Robert Half
  International, Inc.*                                   1,300            30,342
Ryder System, Inc.                                       1,000            34,150
Waste Management, Inc.                                 866,200        25,639,520
                                                                 ---------------
                                                                      29,324,126
                                                                 ---------------

COMMUNICATIONS -- 1.4%
ADC
  Telecommunications, Inc.*                            258,900           768,933
Andrew Corp.*                                            2,400            27,624
Avaya, Inc.*                                             8,900           115,166
BCE, Inc.                                              431,200         9,641,632
Ciena Corp.*                                             3,800            25,232
Citizens
  Communications Co.*                                    2,600            32,292
Lucent
  Technologies, Inc.*                                  193,200           548,688
Network
  Appliance, Inc.*                                       5,200           106,756
Nextel
  Communications,
  Inc. Cl. A*                                           16,600           465,796
Nortel Networks Corp.*                                 339,600         1,436,508
Qualcomm, Inc.                                          12,000           647,160
SBC
  Communications, Inc.                                 124,800         3,253,536
Scientific-Atlanta, Inc.                                 6,800           185,640
Tellabs, Inc.*                                         117,400           989,682
                                                                 ---------------
                                                                      18,244,645
                                                                 ---------------

COMMUNICATIONS EQUIPMENT -- 0.1%
Motorola, Inc.                                          42,000   $       590,940
                                                                 ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.0%
Autodesk, Inc.                                           1,600            39,328
Computer
  Sciences Corp.*                                        2,500           110,575
Teradyne, Inc.*                                          2,600            66,170
Unisys Corp.*                                            4,600            68,310
                                                                 ---------------
                                                                         284,383
                                                                 ---------------

COMPUTER RELATED SERVICES -- 0.1%
Ingram Micro, Inc. Cl. A*                               40,600           645,540
                                                                 ---------------

COMPUTERS & INFORMATION -- 2.4%
Apple Computer, Inc.*                                1,185,100        25,325,587
Cisco Systems, Inc.*                                   106,100         2,577,169
Comverse Technology, Inc.*                               2,400            42,216
Dell, Inc.*                                             49,600         1,684,416
EMC Corp.*                                              39,700           512,924
Gateway, Inc.*                                           5,000            23,000
International
  Game Technology                                        5,700           203,490
Jabil Circuit, Inc.*                                     3,000            84,900
Lexmark
  International, Inc.*                                   4,400           346,016
Quantum Corp.*                                          52,200           162,864
Solectron Corp.*                                       169,400         1,001,154
Symbol
  Technologies, Inc.                                     3,000            50,670
Tech Data Corp.*                                        17,600           698,544
                                                                 ---------------
                                                                      32,712,950
                                                                 ---------------

COMPUTERS & OFFICE EQUIPMENT -- 2.5%
Electronic Data
  Systems Corp.                                          7,200           176,688
Hewlett-Packard Co.                                    183,365         4,211,894
International Business
  Machines Corp.                                       300,900        27,887,412
Pitney Bowes, Inc.                                      11,000           446,820
                                                                 ---------------
                                                                      32,722,814
                                                                 ---------------

CONTAINERS -- 0.0%
Ball Corp.                                               1,000            59,570
Bemis Co., Inc.                                            700            35,000
Pactiv Corp.*                                            2,400            57,360
Sealed Air Corp.*                                        3,400           184,076
Temple-Inland, Inc.                                      3,300           206,811
                                                                 ---------------
                                                                         542,817
                                                                 ---------------

COSMETICS & PERSONAL CARE -- 0.3%
Alberto-Culver Co. Cl. B                                 1,000            63,080
Avon Products, Inc.                                      3,600           242,964
Colgate-Palmolive Co.                                    4,100           205,205
The Gillette Co.                                        15,600           572,988
Kimberly-Clark Corp.                                     7,600   $       449,084
The Procter & Gamble Co.                                26,500         2,646,820
                                                                 ---------------
                                                                       4,180,141
                                                                 ---------------

DATA PROCESSING & PREPARATION -- 1.0%
Automatic Data
  Processing, Inc.                                     306,600        12,144,426
Deluxe Corp.                                            19,500           805,935
First Data Corp.                                         6,300           258,867
Fiserv, Inc.*                                            2,700           106,677
IMS Health, Inc.                                         3,600            89,496
NCR Corp.*                                               4,600           178,480
                                                                 ---------------
                                                                      13,583,881
                                                                 ---------------

ELECTRIC UTILITIES -- 4.5%
AES Corp.*                                               5,600            52,864
Alliant Energy Corp.                                    25,200           627,480
Ameren Corp.                                             9,700           446,200
American Electric
  Power Co.                                             43,900         1,339,389
Calpine Corp.*                                           5,700            27,417
CenterPoint Energy, Inc.                                10,700           103,683
Cinergy Corp.                                           30,300         1,175,943
Consolidated Edison, Inc.                                1,100            47,311
Constellation Energy
  Group, Inc.                                           31,500         1,233,540
Dominion Resources, Inc.                                 3,400           217,022
DTE Energy Co.                                           1,600            63,040
Duke Energy Corp.                                        8,100           165,645
Edison International*                                   86,000         1,885,980
Entergy Corp.                                          488,400        27,902,292
Exelon Corp.                                           169,500        11,248,020
FirstEnergy Corp.                                        1,600            56,320
FPL Group, Inc.                                          2,700           176,634
NiSource, Inc.                                           4,400            96,536
Northeast Utilities                                     35,125           708,471
NSTAR                                                  196,900         9,549,650
PG&E Corp.*                                              6,100           169,397
Pinnacle West
  Capital Corp.                                            200             8,004
PPL Corp.                                               26,600         1,163,750
Progress Energy, Inc.                                    2,300           104,098
Public Service
  Enterprise Group, Inc.                                 3,400           148,920
Puget Energy, Inc.                                       9,800           232,946
Southern Co.                                            16,000           484,000
TXU Corp.                                                4,900           116,228
                                                                 ---------------
                                                                      59,550,780
                                                                 ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.2%
Advanced Micro
  Devices, Inc.*                                         8,200           122,180
Altera Corp.*                                            5,300           120,310

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                 -------------   ---------------
American Power
  Conversion Corp.                                       2,500   $        61,125
Analog Devices, Inc.                                     5,500           251,075
Applied Micro
  Circuits Corp.*                                        4,800            28,704
Arrow Electronics, Inc.*                                30,600           708,084
Avnet, Inc.*                                            32,800           710,448
Broadcom Corp. Cl. A*                                    4,500           153,405
Emerson Electric Co.                                     6,300           407,925
Flextronics
  International Limited*                                53,900           799,876
General Electric Co.                                   151,500         4,693,470
Hubbell, Inc. Cl. B                                     16,500           727,650
Intel Corp.                                            114,700         3,693,340
JDS Uniphase Corp.*                                     19,500            71,175
Johnson Controls, Inc.                                   1,400           162,568
Kla-Tencor Corp.*                                        1,300            76,271
Linear Technology Corp.                                  4,300           180,901
LSI Logic Corp.*                                         5,200            46,124
Maxim Integrated
  Products, Inc.                                         4,900           244,020
Micron Technology, Inc.*                                 9,200           123,924
Molex, Inc.                                              2,800            97,692
National
  Semiconductor Corp.*                                   3,700           145,817
Novellus Systems, Inc.*                                  1,200            50,460
PMC-Sierra, Inc.*                                        2,400            48,360
Qlogic Corp.*                                            1,400            72,240
Rockwell
  Automation, Inc.                                       2,800            99,680
Sanmina-SCI Corp.*                                      47,900           604,019
Texas Instruments, Inc.                                 26,100           766,818
Thomas & Betts Corp.                                    20,100           460,089
Xilinx, Inc.*                                            4,700           182,078
                                                                 ---------------
                                                                      15,909,828
                                                                 ---------------

ENERGY -- 8.4%
Amerada Hess Corp.                                       1,300            69,121
Anadarko
  Petroleum Corp.                                        4,700           239,747
Apache Corp.                                             2,205           178,825
BP PLC Sponsored
  ADR (United Kingdom)                                 510,300        25,183,305
Burlington
  Resources, Inc.                                        2,900           160,602
ChevronTexaco Corp.                                     55,400         4,786,006
ConocoPhillips                                          53,196         3,488,062
Devon Energy Corp.                                       7,100           406,546
EOG Resources, Inc.                                      1,600            73,872
Exxon Mobil Corp.                                    1,131,100        46,375,100
Halliburton Co.                                          9,100           236,600
Kerr-McGee Corp.                                           100             4,649
KeySpan Corp.                                            2,300            84,640
Kinder Morgan, Inc.                                      1,900   $       112,290
Marathon Oil Corp.                                      42,900         1,419,561
Nabors
  Industries Limited*                                    3,000           124,500
Nicor, Inc.                                                700            23,828
Noble Corp.*                                             2,800           100,184
Occidental
  Petroleum Corp.                                       44,100         1,862,784
Peoples Energy Corp.                                       600            25,224
Royal Dutch
  Petroleum Co.
  NY Shares                                            449,500        23,549,305
Schlumberger Limited                                    12,200           667,584
Sempra Energy                                           39,700         1,193,382
Sunoco, Inc.                                             4,100           209,715
Unocal Corp.                                               700            25,781
Valero Energy Corp.                                     21,800         1,010,212
The Williams
  Companies, Inc.                                       28,800           282,816
Xcel Energy, Inc.                                       26,400           448,272
                                                                 ---------------
                                                                     112,342,513
                                                                 ---------------

ENTERTAINMENT & LEISURE -- 1.3%
Brunswick Corp.                                          1,200            38,196
Harrah's
  Entertainment, Inc.                                    2,000            99,540
The Walt Disney Co.                                    751,600        17,534,828
                                                                 ---------------
                                                                      17,672,564
                                                                 ---------------

FINANCIAL SERVICES -- 4.4%
American Express Co.                                   502,400        24,230,752
Apartment Investment &
  Management Co. Cl. A                                   1,400            48,300
Bear Stearns
  Companies, Inc.                                       16,600         1,327,170
Countrywide
   Financial Corp.                                      29,066         2,204,657
Franklin Resources, Inc.                                 3,700           192,622
The Goldman Sachs
  Group, Inc.                                           20,700         2,043,711
Huntington
  Bancshares, Inc.                                      52,900         1,190,250
Janus Capital Group, Inc.                                3,600            59,076
Lehman Brothers
  Holdings, Inc.                                        25,700         1,984,554
MBNA Corp.                                              26,700           663,495
Merrill Lynch & Co., Inc.                               37,100         2,175,915
Morgan Stanley                                         370,400        21,435,048
PNC Financial Services
  Group, Inc.                                            4,200           229,866
Price (T. Rowe)
  Group, Inc.                                            1,700            80,597
ProLogis Trust                                             400            12,836
The Schwab
  (Charles) Corp.                                       20,200   $       239,168
Simon Property
  Group, Inc.                                            1,900            88,046
                                                                 ---------------
                                                                      58,206,063
                                                                 ---------------

FOODS -- 4.1%
Archer-Daniels-Midland Co.                              84,600         1,287,612
Campbell Soup Co.                                        4,000           107,200
ConAgra Foods, Inc.                                     53,900         1,422,421
General Mills, Inc.                                      2,300           104,190
Heinz (H. J.) Co.                                      698,100        225,431,783
Hershey Foods Corp.                                      2,000           153,980
Kellogg Co.                                            550,100        20,947,808
The Kroger Co.*                                         52,000           962,520
McCormick & Co., Inc.                                      300             9,030
Safeway, Inc.*                                          40,900           896,119
Sara Lee Corp.                                          52,300         1,135,433
Starbucks Corp.*                                         3,800           125,628
SuperValu, Inc.                                          2,000            57,180
Sysco Corp.                                             15,900           591,957
Tyson Foods, Inc. Cl. A                                 65,400           865,896
Wrigley (Wm.) Jr. Co.                                    1,300            73,073
                                                                 ---------------
                                                                      54,171,830
                                                                 ---------------

FOREST PRODUCTS & PAPER -- 3.0%
Boise Cascade Corp.                                     20,900           686,774
Georgia-Pacific Corp.                                   48,700         1,493,629
International Paper Co.                                  4,200           181,062
MeadWestvaco Corp.                                      36,500         1,085,875
Plum Creek
  Timber Co., Inc.                                         200             6,090
Weyerhaeuser Co.                                       564,900        36,153,600
                                                                 ---------------
                                                                      39,607,030
                                                                 ---------------

HEALTHCARE -- 0.3%
Express Scripts, Inc.*                                   1,100            73,073
GlaxoSmithKline PLC
  ADR (United Kingdom)                                  18,700           871,794
Health Net, Inc.*                                       34,100         1,115,070
Humana, Inc.*                                           49,400         1,128,790
Manor Care, Inc.                                         1,400            48,398
UnitedHealth Group, Inc.                                 8,600           500,348
Wellpoint Health
  Networks, Inc.*                                        3,100           300,669
                                                                 ---------------
                                                                       4,038,142
                                                                 ---------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.                                               800            86,120
KB Home                                                 18,100         1,312,612
Leggett & Platt, Inc.                                   36,000           778,680
Pulte Homes, Inc.                                       20,400         1,909,848
Whirlpool Corp.                                          4,600           334,190
                                                                 ---------------
                                                                       4,421,450
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF         MARKET
                                                    SHARES           VALUE
                                                 -------------   ---------------
HOUSEHOLD PRODUCTS -- 0.4%
Black & Decker Corp.                                    25,600   $     1,262,592
The Clorox Co.                                           3,300           160,248
Corning, Inc.*                                         188,000         1,960,840
Fortune Brands, Inc.                                     1,600           114,384
Newell Rubbermaid, Inc.                                  1,800            40,986
Sherwin-Williams Co.                                    32,800         1,139,472
Snap-On, Inc.                                              600            19,344
The Stanley Works                                        1,000            37,870
Tupperware Corp.                                           500             8,670
                                                                 ---------------
                                                                       4,744,406
                                                                 ---------------

INDUSTRIAL - DIVERSIFIED -- 0.4%
3M Co.                                                  11,800         1,003,354
Cooper Industries
  Limited Cl. A                                         19,400         1,123,842
Danaher Corp.                                            2,200           201,850
Eaton Corp.                                              1,600           172,768
Illinois Tool Works, Inc.                                4,400           369,204
ITT Industries, Inc.                                     1,300            96,473
Textron, Inc.                                           22,700         1,295,262
Tyco International Limited                              50,000         1,325,000
                                                                 ---------------
                                                                       5,587,753
                                                                 ---------------

INFORMATION RETRIEVAL SERVICES -- 0.0%
Yahoo!, Inc.*                                            9,600           433,632
                                                                 ---------------

INSURANCE -- 8.7%
ACE Limited                                             15,200           629,584
Aetna, Inc.                                             30,300         2,047,674
AFLAC, Inc.                                            369,200        13,357,656
Allstate Corp.                                         530,300        22,813,506
Ambac Financial
  Group, Inc.                                            1,600           111,024
American International
  Group, Inc.                                          559,000        37,050,520
Anthem, Inc.*                                            2,200           165,000
Aon Corp.                                                2,900            69,426
Chubb Corp.                                             18,100         1,232,610
Cigna Corp.                                              5,200           299,000
Cincinnati Financial Corp.                               1,400            58,632
Everest Re Group Limited                               162,100        13,713,660
The Hartford Financial
  Services Group, Inc.                                   2,500           147,575
Jefferson-Pilot Corp.                                    2,100           106,365
John Hancock Financial
  Services, Inc.                                         4,300           161,250
Lincoln National Corp.                                  10,300           415,811
Loews Corp.                                              1,700            84,065
Marsh & McLennan
  Companies, Inc.                                        1,300            62,257
MBIA, Inc.                                               3,100           183,613
Metlife, Inc.                                           48,900         1,646,463
PartnerRe Limited                                        6,500           377,325
Principal Financial
  Group, Inc.                                            6,700   $       221,569
Progressive Corp.                                        3,100           259,129
Prudential Financial, Inc.                               8,300           346,691
Radian Group, Inc.                                     407,300        19,855,875
RenaissanceRe
  Holdings Limited                                       7,800           382,590
Safeco Corp.                                             2,100            81,753
The St. Paul
  Companies, Inc.                                        4,600           182,390
Torchmark Corp.                                          1,700            77,418
Travelers Property
  Casualty Corp. Cl. A                                   5,124            85,981
Travelers Property
  Casualty Corp. Cl. B                                  25,627           434,890
UnumProvident Corp.                                      4,500            70,965
XL Capital Limited Cl. A                                   200            15,510
                                                                 ---------------
                                                                     116,747,777
                                                                 ---------------

LODGING -- 0.0%
Hilton Hotels Corp.                                      7,100           121,623
Marriott
  International, Inc. Cl. A                              4,400           203,280
Starwood Hotels &
  Resorts Worldwide, Inc.                                3,300           118,701
                                                                 ---------------
                                                                         443,604
                                                                 ---------------

MACHINERY & COMPONENTS -- 1.0%
Baker Hughes, Inc.                                         200             6,432
Caterpillar, Inc.                                          100             8,302
Cummins, Inc.                                              700            34,258
Deere & Co.                                              3,500           227,675
Dover Corp.                                              3,100           123,225
Ingersoll-Rand Co. Cl. A                                 7,000           475,160
Pall Corp.                                               2,000            53,660
Parker-Hannifin Corp.                                  211,500        12,584,250
                                                                 ---------------
                                                                      13,512,962
                                                                 ---------------

MANUFACTURING -- 0.0%
American Standard
  Companies, Inc.*                                         100            10,070
Applied Materials, Inc.*                                25,000           561,250
                                                                 ---------------
                                                                         571,320
                                                                 ---------------

MEDICAL SUPPLIES -- 0.3%
Agilent Technologies, Inc.*                              9,200           269,008
Allergan, Inc.                                             200            15,362
Applied Biosystems
  Group-Applera Corp.                                    1,900            39,349
Bard (C.R.), Inc.                                        2,800           227,500
Bausch & Lomb, Inc.                                      4,400           228,360
Baxter International, Inc.                               9,200           280,784
Becton, Dickinson & Co.                                  3,900           160,446
Biomet, Inc.                                               400            14,564
Boston Scientific Corp.*                                 7,400           272,024
Guidant Corp.                                           23,900   $     1,438,780
Medtronic, Inc.                                         12,700           617,347
St. Jude Medical, Inc.*                                    200            12,270
Stryker Corp.                                            3,000           255,030
Tektronix, Inc.                                          1,300            41,080
Thermo Electron Corp.*                                     100             2,520
Waters Corp.*                                            1,100            36,476
Zimmer Holdings, Inc.*                                   2,100           147,840
                                                                 ---------------
                                                                       4,058,740
                                                                 ---------------

METALS & MINING -- 0.1%
Alcoa, Inc.                                              8,700           330,600
Crane Co.                                                  900            27,666
Freeport-McMoRan
  Copper & Gold,
  Inc. Cl. B                                             1,800            75,834
Newmont Mining Corp.                                     4,500           218,745
Phelps Dodge Corp.*                                        900            68,481
                                                                 ---------------
                                                                         721,326
                                                                 ---------------

PHARMACEUTICALS -- 5.1%
Abbott Laboratories                                     29,300         1,365,380
AmerisourceBergen Corp.                                  2,700           151,605
Amgen, Inc.*                                            19,452         1,202,134
Bristol-Myers Squibb Co.                               880,500        25,182,300
Cardinal Health, Inc.                                      800            48,928
Eli Lilly & Co.                                         11,900           836,927
Genzyme Corp.*                                           2,000            98,680
Johnson & Johnson                                       45,600         2,355,696
King Pharmaceuticals, Inc.*                             25,600           390,656
McKesson Corp.                                           7,100           228,336
Medco Health
  Solutions, Inc.*                                       3,979           135,246
Merck & Co., Inc.                                       62,900         2,905,980
Pfizer, Inc.                                           903,720        31,928,428
Schering-Plough Corp.                                    1,600            27,824
Sigma-Aldrich Corp.                                      1,200            68,616
Watson
  Pharmaceutical, Inc.*                                  1,700            78,200
Wyeth                                                   20,200           857,490
                                                                 ---------------
                                                                      67,862,426
                                                                 ---------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.0%
Eastman Kodak Co.                                        5,100           130,917
                                                                 ---------------

PREPACKAGED SOFTWARE -- 0.6%
Adobe Systems, Inc.                                      6,900           271,170
BMC Software, Inc.*                                      3,300            61,545
Citrix Systems, Inc.*                                    7,100           150,591
Computer Associates
  International, Inc.                                    8,600           235,124
Compuware Corp.*                                         5,400            32,616
Electronic Arts, Inc.*                                   3,200           152,896
Intuit, Inc.*                                            3,100           164,021
Microsoft Corp.                                        163,600         4,505,544

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF         MARKET
                                                    SHARES            VALUE
                                                 -------------   ---------------
Novell, Inc.*                                            5,200   $        54,704
Oracle Corp.*                                           77,600         1,024,320
Peoplesoft, Inc.*                                        7,500           171,000
Siebel Systems, Inc.*                                    7,400           102,638
SunGard Data
  Systems, Inc.*                                         4,300           119,153
Symantec Corp.*                                          9,200           318,780
Veritas Software Corp.*                                  9,200           341,872
                                                                 ---------------
                                                                       7,705,974
                                                                 ---------------

REAL ESTATE -- 0.0%
Equity Office Properties Trust                           8,300           237,795
Equity Residential                                       4,000           118,040
                                                                 ---------------
                                                                         355,835
                                                                 ---------------

RESTAURANTS -- 2.3%
Darden Restaurants, Inc.                                 1,950            41,028
McDonald's Corp.                                     1,232,000        30,590,560
Wendy's International, Inc.                              2,100            82,404
Yum! Brands, Inc.*                                       5,500           189,200
                                                                 ---------------
                                                                      30,903,192
                                                                 ---------------

RETAIL -- 1.8%
AutoZone, Inc.*                                          4,000           340,840
Bed Bath & Beyond, Inc.*                                 4,400           190,740
Best Buy Co., Inc.                                       7,200           376,128
Big Lots, Inc.*                                          1,800            25,578
Costco Wholesale Corp.*                                  9,100           338,338
CVS Corp.                                                8,200           296,184
Dollar General Corp.                                     7,300           153,227
Family Dollar Stores, Inc.                               2,500            89,700
Federated Department
  Stores, Inc.                                           7,300           344,049
Foot Locker, Inc.                                        1,400            32,830
The Home Depot, Inc.                                    44,600         1,582,854
J.C. Penney Company, Inc.                                4,000           105,120
Lowe's Companies, Inc.                                  15,800           875,162
The May
  Department Stores Co.                                 35,300         1,026,171
RadioShack Corp.                                        12,600           386,568
Rite Aid Corp.*                                      1,987,600        12,005,104
Sears, Roebuck and Co.                                  47,600         2,165,324
Staples, Inc.*                                           7,300           199,290
TJX Companies, Inc.                                      7,600           167,580
Walgreen Co.                                            15,000           545,700
Wal-Mart Stores, Inc.                                   64,300         3,411,115
                                                                 ---------------
                                                                      24,657,602
                                                                 ---------------

RETAIL - GROCERY -- 0.0%
Albertson's, Inc.                                       17,100           387,315
Winn-Dixie Stores, Inc.                                  2,100            20,895
                                                                 ---------------
                                                                         408,210
                                                                 ---------------

TELEPHONE UTILITIES -- 2.8%
Alltel Corp.                                             2,900           135,082
AT&T Corp.                                              20,140   $       408,842
BellSouth Corp.                                         92,600         2,620,580
CenturyTel, Inc.                                         2,000            65,240
Qwest Communications
  International, Inc.*                                 179,300           774,576
Sprint Corp. (FON Group)                               109,000         1,789,780
Sprint Corp. (PCS Group)*                              139,200           782,304
Verizon
  Communications, Inc.                                 870,600        30,540,648
                                                                 ---------------
                                                                      37,117,052
                                                                 ---------------

TOBACCO -- 0.5%
Altria Group, Inc.                                      97,600         5,311,392
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                         1,400            81,410
UST, Inc.                                               27,100           967,199
                                                                 ---------------
                                                                       6,360,001
                                                                 ---------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                            16,600           353,248
                                                                 ---------------

TRANSPORTATION -- 2.5%
Burlington Northern
  Santa Fe Corp.                                        45,000         1,455,750
Carnival Corp.                                          10,400           413,192
CSX Corp.                                               31,900         1,146,486
FedEx Corp.                                              5,500           371,250
Norfolk Southern Corp.                                  50,200         1,187,230
Union Pacific Corp.                                    398,300        27,673,884
United Parcel
  Service, Inc. Cl. B                                   22,200         1,655,010
                                                                 ---------------
                                                                      33,902,802
                                                                 ---------------

TOTAL EQUITIES
(COST $1,096,062,270)                                              1,323,353,772
                                                                 ===============

                                                   PRINCIPAL
                                                     AMOUNT
                                                 -------------
SHORT-TERM INVESTMENTS -- 3.7%

CASH EQUIVALENTS**
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 01/15/2004                              $     134,537           134,537
Bank of Montreal
  Eurodollar Time Deposit
  1.060% 02/17/2004                                    710,864           710,864
Bank of Nova Scotia
  Eurodollar Time Deposit
  1.080% 03/03/2004                                  2,132,594         2,132,594
Bank of Scotland
  Eurodollar Time Deposit
  1.060% 04/02/2004                                    533,150           533,150
Bank of the West
  Eurodollar Time Deposit
  1.075% 01/14/2004                                    533,150           533,150

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   ---------------
Barclays
  Eurodollar Time Deposit
  1.090% 03/05/2004                              $   1,777,162   $     1,777,162
BNP Paribas
  Eurodollar Time Deposit
  0.970% 01/07/2004                                    710,864           710,864
Canadian Imperial
  Bank of Commerce
  Bank Note
  0.990% 05/18/2004                                  3,554,325         3,554,325
Citigroup
  Eurodollar Time Deposit
  1.080% 01/05/2004                                    355,433           355,433
Citigroup
  Eurodollar Time Deposit
  1.090% 03/04/2004                                  1,421,730         1,421,730
Citigroup
  Eurodollar Time Deposit
  1.100% 01/22/2004                                    355,433           355,433
Credit Agricole Indosuez
  Eurodollar Time Deposit
  1.080% 01/06/2004                                  3,660,954         3,660,954
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                        1,954,878         1,954,878
Fannie Mae Discount Note
  1.062% 01/02/2004                                  1,066,298         1,066,298
Fleet National Bank
  Bank Note
  1.000% 01/21/2004                                  1,777,162         1,777,162
Freddie Mac
  Discount Note
  1.062% 01/27/2004                                  1,418,799         1,418,799
General Electric
  Capital Corp.
  1.092% 01/05/2004                                  1,773,934         1,773,934
Goldman Sachs
  Financial Square Prime
  Obligations Money
  Market Fund                                          710,864           710,864
Harris Trust &
  Savings Bank
  Eurodollar Time Deposit
  1.050% 01/29/2004                                    390,976           390,976
Merrill Lynch Premier
  Institutional Money
  Market Fund                                        2,445,416         2,445,416
Merrimac Money
  Market Fund                                        5,900,179         5,900,179
Morgan Stanley Dean
  Witter & Co.
  1.080% 01/29/2004                                  1,848,249         1,848,249

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                                 -------------   ---------------
National Bank of
  Commerce Bank Note
  1.120% 05/19/2004                              $     888,581   $       888,581
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 02/27/2004                                    888,581           888,581
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/09/2004                                    710,864           710,864
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.080% 01/15/2004                                  1,777,162         1,777,162
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.090% 03/03/2004                                    888,581           888,581
Southtrust Bank
  Eurodollar Time Deposit
  1.090% 02/17/2004                                  1,066,298         1,066,298
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.080% 02/04/2004                                    888,581           888,581
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.085% 01/15/2004                                    888,581           888,581
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.090% 02/24/2004                                  1,777,162         1,777,162
Toronto Dominion Bank
  Eurodollar Time Deposit
  1.100% 01/08/2004                                    355,433           355,433
Wells Fargo
  Eurodollar Time Deposit
  1.070% 01/20/2004                                  4,265,188         4,265,188
                                                                 ---------------
                                                                      49,561,963
                                                                 ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   49,561,963
                                                                 ---------------

TOTAL INVESTMENTS -- 102.6%
(COST $1,145,624,233)***                                           1,372,915,735

OTHER ASSETS/
(LIABILITIES) -- (2.6%)                                              (34,477,657)
                                                                 ---------------

NET ASSETS -- 100.0%                                             $ 1,338,438,078
                                                                 ===============

NOTES TO PORTFOLIO OF INVESTMENTS

ADR - American Depository Receipt.
*     Non-income producing security.
**    Represents investments of security lending collateral. (NOTE 2).
***   Aggregate cost for Federal tax purposes. (NOTE 7).

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. THE FUND              MML Series Investment Fund ("MML Trust") is registered
                         under the Investment Company Act of 1940, as amended
                         (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust
                         (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund
                         ("Money Market Fund"), MML Managed Bond Fund ("Managed
                         Bond Fund"), MML Blend Fund ("Blend Fund") and MML
                         Equity Fund ("Equity Fund"). The MML Trust was established by Massachusetts Mutual Life Insurance
                         Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2. SIGNIFICANT           The following is a summary of significant accounting
   ACCOUNTING            policies followed consistently by each Fund in the
   POLICIES              preparation of the financial statements in conformity
                         with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
                         Actual results could differ from those estimates.

             INVESTMENT  Equity securities are valued on the basis of valuations
              VALUATION  furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

                         Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

SECURITIES LENDING       The Managed Bond Fund, Blend Fund and Equity Fund may
                         lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2003, the

                         Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                                     SECURITIES ON LOAN      COLLATERAL
                                                     ------------------      ----------
                         Managed Bond Fund             $   22,424,305       $  23,017,763
                         Blend Fund                        54,726,325          56,533,709
                         Equity Fund                       47,801,340          49,561,963

             REPURCHASE The Money Market Fund, Managed Bond Fund and Blend Fund AGREEMENTS may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

         ACCOUNTING FOR  Investment transactions are accounted for on the trade
            INVESTMENTS  date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     FEDERAL INCOME TAX  It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

          DIVIDENDS AND Dividends from net investment income are declared and DISTRIBUTIONS TO paid quarterly for the Managed Bond and Blend Fund and
           SHAREHOLDERS  annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

                         Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

                         During the year ended December 31, 2003, the following amounts were reclassified due to the differences between book and tax accounting:

                                                                          ACCUMULATED
                                                                          NET REALIZED      UNDISTRIBUTED
                                                           PAID-IN       GAIN (LOSS) ON    NET INVESTMENT
                                                           CAPITAL         INVESTMENTS      INCOME (LOSS)
                                                         ------------    --------------    --------------
                         Managed Bond Fund               $    (57,127)    $  (2,338,662)     $  2,395,789
                         Blend Fund                           (89,731)       (1,192,700)        1,282,431
                         Equity Fund                         (245,401)          356,462          (111,061)

       FOREIGN CURRENCY  The books and records of the Funds are maintained in
            TRANSLATION  U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

                         Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

        FORWARD FOREIGN  The Managed Bond and Blend Funds may enter into forward
               CURRENCY  foreign currency contracts in order to hedge the effect
              CONTRACTS  of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

                         Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

                         The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                         At December 31, 2003, the Funds had no open forward foreign currency contracts.

                FORWARD  Each Fund may purchase or sell securities on a "when
            COMMITMENTS  issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

                         A summary of open obligations for the Managed Bond Fund and the Blend Fund under these forward commitments at December 31, 2003, is as follows:

                               FORWARD            EXPIRATION       AGGREGATE
                              COMMITMENT              OF          FACE VALUE                        MARKET      UNREALIZED
                           CONTRACTS TO BUY        CONTRACTS     OF CONTRACTS         COST          VALUE      APPRECIATION
                         ---------------------    ----------     ------------      ----------    -----------   ------------
                         MML MANAGED BOND FUND
                         MASTR Asset
                         Securitization Trust
                         Series 2003-12,
                         Class 6A1
                         5.0% 12/25/2033           January-04     $  3,000,000     $ 2,933,906   $ 2,940,000     $  6,094

                         MML BLEND FUND
                         MASTR Asset
                         Securitization Trust
                         Series 2003-12,
                         Class 6A1
                         5.0% 12/25/2033           January-04     $  3,000,000     $ 2,933,906   $ 2,940,000     $  6,094

      FINANCIAL FUTURES  The Funds may purchase or sell financial futures
              CONTRACTS  contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                         At December 31, 2003, the Funds had no open futures contracts.

3. MANAGEMENT
   FEES AND OTHER
   TRANSACTIONS

             INVESTMENT Under agreements between the Trust and MassMutual on MANAGEMENT FEE behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next
                         $200,000,000, 0.40% of the next $200,000,000 and 0.35%
                         of any excess over $500,000,000 of the average daily net asset value of each Fund.

                         MassMutual has entered into an investment sub-advisory agreement with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as the Funds' sub-adviser providing day-to-day management of the Funds' investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee from MassMutual equal to an annual rate of 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that DLB manages, 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

                         MassMutual has also entered into an investment sub-advisory agreement with Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to Alliance Capital based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that Alliance Capital manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which Alliance Capital provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

        EXPENSE WAIVERS  MassMutual has agreed, at least through April 30, 2004, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year. No waivers have been required as a result of this agreement for the year ended December 31, 2003.

                  OTHER Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer or employee of MassMutual is borne by the Funds.

               DEFERRED Trustees of the Funds that are not employees of COMPENSATION MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

                         For the year ended December 31, 2003, no significant amounts have been deferred.

4.  PURCHASES AND        Cost of purchases and proceeds from sales of investment
    SALES OF             securities (excluding short-term investments) for the
    INVESTMENTS          year ended December 31, 2003, were as follows:


                                                          LONG-TERM U.S.             OTHER LONG-TERM
                                                      GOVERNMENT SECURITIES            SECURITIES
                                                      ---------------------          ---------------
              PURCHASES
                         Managed Bond Fund                $   155,903,637            $   128,688,403
                         Blend Fund                           111,131,671                831,799,249
                         Equity Fund                                    -                716,561,072
                  SALES
                         Managed Bond Fund                $   226,094,535            $   109,558,859
                         Blend Fund                           145,791,287                913,191,691
                         Equity Fund                                    -                802,429,068

5.  CAPITAL SHARE        The Funds are authorized to issue an unlimited number
    TRANSACTIONS         of shares, with no par value in each class of shares.
                         Changes in shares outstanding for each Fund are as follows:

                                                    YEAR ENDED DECEMBER 31, 2003           YEAR ENDED DECEMBER 31, 2002
                                                     SHARES             AMOUNT               SHARES             AMOUNT
                                                 --------------    ----------------      --------------   ----------------
MONEY MARKET FUND
   Sold                                             105,705,023    $    105,590,864         165,193,610   $    165,008,566
   Issued as reinvestment of dividends                1,152,760           1,151,593           2,684,850          2,681,623
   Redeemed                                        (157,549,810)       (157,379,811)       (179,358,620)      (179,157,417)
                                                 --------------    ----------------      --------------   ----------------
   Net increase (decrease)                          (50,692,027)   $    (50,637,354)        (11,480,160)  $    (11,467,228)
                                                 ==============    ================      ==============   ================
MANAGED BOND FUND
   Sold                                               7,918,246    $     99,825,935          10,984,290   $    135,540,613
   Issued as reinvestment of dividends                1,653,061          20,809,869           1,746,822         21,389,456
   Redeemed                                         (10,213,932)       (128,594,509)         (5,688,928)       (70,199,766)
                                                 --------------    ----------------      --------------   ----------------
   Net increase (decrease)                             (642,625)   $     (7,958,705)          7,042,184   $     86,730,303
                                                 ==============    ================      ==============   ================
BLEND FUND
   Sold                                               2,306,539    $     31,049,864           3,317,565   $     45,740,765
   Issued as reinvestment of dividends                1,979,001          27,002,708           2,662,705         35,476,768
   Redeemed                                         (12,990,744)       (172,966,124)        (21,550,926)      (291,797,623)
                                                 --------------    ----------------      --------------   ----------------
   Net increase (decrease)                           (8,705,204)   $   (114,913,552)        (15,570,656)  $   (210,580,090)
                                                 ==============    ================      ==============   ================
EQUITY FUND
   Sold                                               2,869,073    $     51,938,991           3,970,790   $     75,723,259
   Issued as reinvestment of dividends                1,019,277          21,136,767           2,191,725         37,772,495
   Redeemed                                          (9,220,071)       (163,790,004)        (14,913,474)      (278,619,551)
                                                 --------------    ----------------      --------------   ----------------
   Net increase (decrease)                           (5,331,721)   $    (90,714,246)         (8,750,959)  $   (165,123,797)
                                                 ==============    ================      ==============   ================

6.  FOREIGN              The Funds may also invest in foreign securities,
    SECURITIES           subject to certain percentage restrictions. Investing
                         in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.  FEDERAL INCOME       At December 31, 2003, the cost of securities and the
    TAX INFORMATION      unrealized appreciation (depreciation) in the value of
                         investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                                         FEDERAL          TAX BASIS        TAX BASIS      NET UNREALIZED
                                                        INCOME TAX        UNREALIZED       UNREALIZED     APPRECIATION/
                                                           COST          APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                                     ----------------   --------------   --------------   --------------
                         Managed Bond Fund           $    387,451,557   $   14,944,305   $   (4,271,691)  $   10,672,614
                         Blend Fund                       990,782,324      155,724,483       (8,480,089)     147,244,394
                         Equity Fund                    1,162,637,853      221,172,513      (10,894,631)     210,277,882

                         Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2003, is the same for financial reporting and Federal income tax purposes.

                         At December 31, 2003, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                        EXPIRING             EXPIRING             EXPIRING
                                                          2009                 2010                 2011
                                                     --------------       --------------        -------------
                         Money Market Fund           $      200,726       $            -        $           -
                         Managed Bond Fund                        -            3,720,523                    -
                         Blend Fund                     138,677,965           96,826,930           44,214,404
                         Equity Fund                              -          178,923,645           94,130,260

                         Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

                         Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                                       ORDINARY            LONG TERM            RETURN OF
                                                        INCOME            CAPITAL GAIN           CAPITAL
                                                     -------------       -------------        -------------
                         Money Market Fund           $   1,051,782       $            -       $            -
                         Managed Bond Fund              20,809,869                    -                    -
                         Blend Fund                     27,002,708                    -                    -
                         Equity Fund                    21,136,767                    -                    -

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                    UNDISTRIBUTED          LONG TERM           UNREALIZED
                                                      ORDINARY           CAPITAL GAIN/        APPRECIATION/
                                                    INCOME (LOSS)  (CAPITAL LOSS CARRYOVER)  (DEPRECIATION)*
                                                    -------------  ------------------------  ---------------
                         Money Market Fund           $     32,835       $     (200,726)      $            -
                         Managed Bond Fund                      -           (4,002,183)          11,777,099
                         Blend Fund                             -         (310,598,980)         177,361,872
                         Equity Fund                            -         (290,067,827)         227,291,502

                         * INCLUDES UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES, IF ANY.

                         The following Funds have elected to defer to January 1, 2004 post-October losses:

                                                                                  AMOUNT
                                                                                -----------
                         Managed Bond Fund                                      $    10,185
                         Blend Fund                                                 766,582

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MML Money Market Fund, the MML Managed Bond Fund, the MML Blend Fund, and the MML Equity Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period ended December 2003 and the financial highlights for the five years in the period ended December 2003. The financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2003, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 11, 2004

TRUSTEES AND OFFICERS (UNAUDITED)

                         The following table lists the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention:
                         Retirement Services Marketing.

          DISINTERESTED
               TRUSTEES

                                             TERM                                       NUMBER OF
                                          OF OFFICE**                                 PORTFOLIOS IN
                                             AND                                          FUND
                            POSITION(S)    LENGTH              PRINCIPAL                 COMPLEX                OTHER
    NAME, ADDRESS*,          HELD WITH     OF TIME        OCCUPATION(S) DURING         OVERSEEN BY          DIRECTORSHIPS
       AND AGE                 TRUST        SERVED            PAST 5 YEARS              TRUSTEE            HELD BY TRUSTEE
--------------------------  ------------  -----------  -----------------------------  -------------  ------------------------------
Ronald J. Abdow             Trustee of      Since      President, Abdow Corporation        46        Trustee, Abdow G&R Trust and
Age: 71                     the Trust       1993       (operator of restaurants).                    Abdow G&R Co. (owners and
                                                                                                     operators or restaurant
                                                                                                     properties); Chairman, Western
                                                                                                     Mass Development Corp.;
                                                                                                     Chairman, American
                                                                                                     International College; Trustee
                                                                                                     (since 2002), Oppenheimer
                                                                                                     Tremont Market Neutral Fund
                                                                                                     LLC, Oppenheimer Tremont
                                                                                                     Opportunity Fund LLC and
                                                                                                     Oppenheimer Real Estate Fund.

Richard H. Ayers            Trustee of      Since      Retired.                            46        Director, Applera Corporation;
Age: 60                     the Trust       1999                                                     Director (since 2002), Instron
                                                                                                     Corporation.

Mary E. Boland              Trustee of      Since      Attorney at Law, Egan,              46        Director (since 1999),
Age: 63                     the Trust       1973       Flanagan and Cohen, P.C. (law                 BankNorth Massachusetts;
                                                       firm), Springfield, MA.                       Director (since 1999),
                                                                                                     Massachusetts Educational
                                                                                                     Financing Authority.

Richard W. Greene           Trustee of      Since      Retired; Vice President for         46
Age: 67                     the Trust       1999       Investments and Treasurer
                                                       (1998-2000), University of
                                                       Rochester (private
                                                       university).

                                             TERM                                       NUMBER OF
                                          OF OFFICE**                                 PORTFOLIOS IN
                                             AND                                          FUND
                            POSITION(S)     LENGTH              PRINCIPAL                COMPLEX                OTHER
     NAME, ADDRESS*,         HELD WITH      OF TIME        OCCUPATION(S) DURING        OVERSEEN BY          DIRECTORSHIPS
        AND AGE                TRUST         SERVED            PAST 5 YEARS              TRUSTEE           HELD BY TRUSTEE
--------------------------  ------------  -----------  -----------------------------  -------------  ------------------------------
Beverly L. Hamilton         Trustee of      Since      President ARCO Investment           46        Director (since 1991),
Age: 56                     the Trust       1999       Management Co. (1991-2000).                   American Funds Emerging
                                                                                                     Markets Growth Fund
                                                                                                     (open-interval mutual fund);
                                                                                                     Trustee (since 2000), Monterey
                                                                                                     Institute for International
                                                                                                     Studies; Trustee (since 2001),
                                                                                                     The California Endowment;
                                                                                                     Trustee (since 2002),
                                                                                                     Community Hospital of the
                                                                                                     Monterey Peninsula; Trustee
                                                                                                     (since 2002), Board II
                                                                                                     Oppenheimer Funds; Investment
                                                                                                     Advisory Committees of
                                                                                                     Rockefeller Foundation,
                                                                                                     Unilever (Holland) pension
                                                                                                     fund, CFSB Sprout, University
                                                                                                     of Michigan endowment and
                                                                                                     Hartford Hospital.

F. William Marshall, Jr.    Trustee of      Since      Consultant (since 1999);            46        Trustee (since 2000), Board II
Age: 61                     the Trust       1996       Chairman (1999), Family Bank,                 Oppenheimer Funds.
                                                       F.S.B. (formerly SIS Bank);
                                                       Executive Vice President
                                                       (1999), Peoples Heritage
                                                       Financial Group; President,
                                                       Chief Executive Officer and
                                                       Director (1993-1999), SIS
                                                       Bancorp, Inc. and SIS Bank
                                                       (formerly, Springfield
                                                       Institution for Savings).

Allan W. Blair              Trustee of      Since      President and Chief Executive       46        Director (since 2001), Future
Age: 55                     the Trust       2003       Officer (since 1996),                         Works, Inc.
                                                       Economic Development Council
                                                       of Western Massachusetts;
                                                       President and Chief Operating
                                                       Officer (since 1993),
                                                       Westmass Area Development
                                                       Corporation; President and
                                                       Chief Operating Officer
                                                       (since 1984), Westover
                                                       Metropolitan Development
                                                       Corporation.

R. Alan Hunter, Jr.         Trustee of      Since      Retired.                            46
Age: 56                     the Trust       2003

             INTERESTED
               TRUSTEES

                                             TERM                                        NUMBER OF
                                          OF OFFICE**                                  PORTFOLIOS IN
                                             AND                                           FUND
                            POSITION(S)     LENGTH              PRINCIPAL                 COMPLEX                OTHER
 NAME, ADDRESS*,             HELD WITH      OF TIME        OCCUPATION(S) DURING         OVERSEEN BY          DIRECTORSHIPS
    AND AGE                    TRUST         SERVED            PAST 5 YEARS               TRUSTEE           HELD BY TRUSTEE
--------------------------  ------------  -----------    ----------------------------  -------------  ------------------------------
Stuart H. Reese             Chairman        Since      Executive Vice President and         46        Director (since 1994), Merrill
Age: 48                     and Trustee     1999       Chief Investment Officer                       Lynch Derivative Products;
                            of the Trust               (since 1999), Chief                            Chairman (since 1999),
                                                       Executive Director                             Director (since 1996), Antares
                                                       (1997-1999), MassMutual;                       Capital Corporation (finance
                                                       Chairman and Chief Executive                   company); Director (since
                                                       Officer (since 2001),                          1996), HYP Management, Inc.
                                                       President and Chief                            (managing member of MassMutual
                                                       Executive Officer                              High Yield Partners LLC), and
                                                       (1999-2001), David L. Babson                   MMHC Investment, Inc.
                                                       & Company Inc. (investment                     (investor in funds sponsored
                                                       adviser); Chairman (since                      by MassMutual); Director
                                                       1999), President                               (since 1994), MassMutual
                                                       (1995-1999), MassMutual                        Corporate Value Partners
                                                       Corporate Investors and                        Limited (investor in debt and
                                                       MassMutual Participation                       equity securities) and
                                                       Investors (closed-end                          MassMutual Corporate Value
                                                       investment companies).                         Limited (parent of MassMutual
                                                                                                      Corporate Value Partners
                                                                                                      Limited); President (since
                                                                                                      1997), MassMutual/ Darby CBO
                                                                                                      IM Inc. (manager of
                                                                                                      MassMutual/ Darby CBO LLC, a
                                                                                                      high yield bond fund);
                                                                                                      Advisory Board Member (since
                                                                                                      1995), Kirtland Capital
                                                                                                      Partners.


Frederick C. Castellani     Trustee and     Since      Executive Vice President             46
Age: 56                     President       2001       (since 2001), Senior Vice
                            of the Trust               President (1996-2001),
                                                       MassMutual.


Robert E. Joyal             Trustee of      Since      Retired; President                   46        Director (since 1996), Antares
Age: 58                     the Trust       2003       (2001-2003), Director                          Leverage Capital Corp.;
                                                       (2000-2003) and Managing                       Director (since 1996),
                                                       Director (2000-2001), David L.                 MassMutual High Yield Partners
                                                       Babson & Company Inc.;                         II, LLC; Director (since
                                                       Executive Director                             1999), MassMutual Corporate
                                                       (1997-1999), Massachusetts                     Value Partners Limited;
                                                       Mutual Life Insurance Company.                 President (since 1999),
                                                                                                      MassMutual Corporate Investors
                                                                                                      (closed-end investment
                                                                                                      company); President (since
                                                                                                      1999), MassMutual
                                                                                                      Participation Investors
                                                                                                      (closed-end investment
                                                                                                      company).

     PRINCIPAL OFFICERS
            WHO ARE NOT
               TRUSTEES

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                              POSITION(S)   LENGTH                PRINCIPAL                  COMPLEX
     NAME, ADDRESS*,           HELD WITH    OF TIME          OCCUPATION(s) DURING            OVERSEEN BY
        AND AGE                  TRUST      SERVED               PAST 5 YEARS                  OFFICER
--------------------------  ------------  -----------  -----------------------------------   -------------
James S. Collins            Chief           Since      Vice President (since 1999), Second        46
Age: 45                     Financial       2000       Vice President (1990-1999),
                            Officer and                MassMutual.
                            Treasurer
                            of Trust

Thomas M. Kinzler           Vice            Since      Vice President and Associate               46
Age: 47                     President       1999       General Counsel (since 1999),
                            and                        Second Vice President and Associate
                            Secretary                  General Counsel (1996-1999),
                            of the Trust               MassMutual.

Vernon J. Meyer             Vice            Since      Vice President (since 1998),               46
Age: 38                     President       1999       MassMutual.
                            of the Trust

David W. O'Leary            Vice            Since      Senior Vice President (since               14
Age: 42                     President       2001       2001), MassMutual; Senior Vice
                            of the Trust               President (1999-2001), Vice
                                                       President (1996-1999), Aetna
                                                       Financial Services.

Toby Slodden                Vice            Since      Executive Vice President (since            46
Age: 46                     President       2003       2003), Senior Vice President
                            of the Trust               (1999-2003), Vice President
                                                       (1997-1999), MassMutual.

* The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.


FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2003 qualified for the dividends received deduction, as follows:

Managed Bond Fund                                                   0.32%
Blend Fund                                                         41.43%
Equity Fund                                                       100.00%

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com


MassMutual Financial Group is a marketing designation
(or fleet name) for Massachusetts Mutual Life Insurance
Company (MassMutual) and its affiliates.                               L4540 204

ITEM 2  CODE OF ETHICS.

        As of December 31, 2003, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2003, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under item 10 (a).

ITEM 3  AUDIT COMMITTEE FINANCIAL EXPERT.

        The Registrant's Board of Trustees has determined that Richard H. Ayers and Richard W. Greene, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Ayers and Mr. Greene are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant's annual financial statements for 2003 and 2002 were $78,100 and $68,628, respectively.
        (b) AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2003 or 2002.
        (c) TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses.for 2003 and 2002 were $21,580 and $11,257, respectively.
        (d) ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2003 or 2002.
        (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2003 and 2002 were pre-approved by the committee.
             (2) Not applicable.
        (f)  Not applicable.
        (g)  Not applicable.
        (h)  Not applicable.

ITEM 5  AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not  applicable to this filing.

ITEM 6  [RESERVED]

ITEM 7 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

ITEM 8  [RESERVED]

ITEM 9  CONTROLS AND PROCEDURES.

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

        (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
        (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10 (EXHIBITS):

        (a)(1) Code of Ethics Described in Item 2 is attached.

        (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as Exhibit 99CERT.302

        (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               MML Series Investment Fund

By (Signature and Title):  /s/ Frederick C. Castellani
                           -------------------------------------------
                           Frederick C. Castellani, President and Principal Executive Officer

                           Date February 11, 2004
                                --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /s/ Frederick C. Castellani
                           -------------------------------------------
                           Frederick C. Castellani, President and Principal Executive Officer

                           Date February 11, 2004
                                --------------------

By (Signature and Title):  /s/ James S. Collins
                           -------------------------------------------
                           James S. Collins, Treasurer and Principal
                           Financial Officer

                           Date February 11, 2004
                                --------------------